Exhibit 99.2

January 7, 2016

Dear PFX Bondholder:

We are writing to request your consent to amend the indenture governing The Phoenix Companies, Inc. 7.45% Quarterly Interest Bonds due 2032 (CUSIP 71902E 20 8) (NYSE:PFX). We encourage you to review this Consent Solicitation Statement, which provides detail about the proposed amendment and what consenting to it would mean to you. Here is a summary of the main points:

On September 28, 2015, Nassau Reinsurance Group Holdings, L.P., a Delaware limited partnership, and the Company entered into an Agreement and Plan of Merger, pursuant to which Nassau has agreed to acquire the Company. The merger was approved by the Company’s stockholders on December 17, 2015, but remains subject to the receipt of regulatory approvals and the satisfaction of other closing conditions. After completion of the merger, the Company will be a privately held, wholly owned subsidiary of Nassau.

Pursuant to the terms of the merger agreement, the Company has agreed to solicit bondholders to amend the bond indenture. If the merger is consummated and the Company is no longer required to file SEC reports with the SEC and is not otherwise required to file reports with the bond trustee or the SEC pursuant to the Trust Indenture Act of 1939, the proposed amendment would require the Company to deliver to the bond trustee certain annual financial statements, quarterly financial statements and reports on certain current events.

The Company is making this consent solicitation at the request and sole expense of Nassau pursuant to the merger agreement.

If the consent solicitation is successful, bondholders that deliver a valid consent, and do not validly revoke their consent, will be compensated in the amount of $0.0625 for each $25 in principal amount of the bonds.

We appreciate the support bondholders have provided us in the past. Your consent is very important because this amendment will become effective only if (i) we receive consents from holders representing a majority of the outstanding principal amount of the bonds before the deadline of February 9, 2016, unless extended, and (ii) the merger is consummated.

The Company intends to execute a supplemental indenture to the indenture promptly following receipt of the requisite consents and satisfaction of certain other conditions, at which time we will pay the consent fee of $0.0625 for each $25 in principal amount of the Company’s 7.45% Quarterly Interest Bonds due 2032. However, the supplemental indenture, and the proposed amendment contained therein, will not become effective unless, and until, the merger is consummated.

Enclosed you will find consent instructions from the broker or bank where your bonds are held. If you have any questions or need help with voting, please contact our Information and Tabulation Agent, D.F. King & Co., Inc., at 1-866-620-2535 or by email at pfx@dfking.com, or call your broker or bank. General questions also may be directed to our Solicitation Agent, Morgan Stanley & Co. LLC, at 1-800-624-1808.

Sincerely,

The Phoenix Companies, Inc.

One American Row

P.O. Box 5056

Hartford, CT 06102-5056

www.phoenixwm.com

THE PHOENIX COMPANIES, INC.
CONSENT SOLICITATION STATEMENT

Solicitation of Consents to Amendment to Indenture
With Respect to the
$300,000,000 7.45% Quarterly Interest Bonds due 2032 (CUSIP 71902E 20 8) (NYSE:PFX)
In Consideration of a Consent Fee of $0.0625 per $25 principal amount of the Securities

This Solicitation with respect to the Securities will expire at 5:00 p.m., New York City time, on February 9, 2016 (or such date and time to which we may extend it from time to time, the “Expiration Date”).

Consents are to be delivered to the Information and Tabulation Agent on or prior to the Expiration Date.

Consents may be revoked on or prior to the earlier of the Expiration Date and the Announcement Date (as defined herein), but not thereafter.

The Phoenix Companies, Inc. (“we” or the “Company”) is hereby soliciting (this “Solicitation”) the consent (with the accompanying form of Consent, the “Consent”) of holders of record of our 7.45% Quarterly Interest Bonds due 2032 (CUSIP 71902E 20 8) (the “Securities”) as of the Record Date (as defined herein) to an amendment to the indenture, dated as of December 27, 2001, between the Company, as issuer, and U.S. Bank, as successor trustee to SunTrust Bank (the “Trustee”), as heretofore amended (the “Indenture”), governing the Securities as further described herein (the “Proposed Amendment”), subject to the terms and conditions set forth in this Consent Solicitation Statement (as it may be amended or supplemented from time to time, this “Statement”) and the Consent. The Company is unaware of any default or Event of Default under the Indenture existing as of the date hereof.

As reported on a Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on September 30, 2015, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated September 28, 2015, with Nassau Reinsurance Group Holdings, L.P., a Delaware limited partnership (“Nassau”), and Davero Merger Sub Corp., a Delaware corporation and a direct wholly owned subsidiary of Nassau (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation. After completion of the Merger, the Company will be a privately held, wholly owned subsidiary of Nassau. The Company distributed a Proxy Statement, dated November 18, 2015, as supplemented, for a special meeting of stockholders to vote on the Merger. At the special meeting held on December 17, 2015, the stockholders of the Company approved the Merger. The Merger remains subject to the receipt of regulatory approvals and the satisfaction of other closing conditions.

Pursuant to the terms of the Merger Agreement, the Company has agreed, at Nassau’s sole expense, to use its reasonable best efforts to solicit holders of the Securities to amend the Indenture. If the Merger is consummated and the Company is no longer required to file SEC Reports (as defined below) with the SEC and is not otherwise required to file reports with the Trustee or the SEC pursuant to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), the Proposed Amendment would require the Company to deliver to the Trustee certain annual financial statements, quarterly financial statements and reports on certain current events.

The reporting covenant currently in the Indenture requires us, among other things, to file with the Trustee, within fifteen (15) days after we are required to file with the SEC, copies of the annual reports and of the information, documents and other reports (collectively, “SEC Reports”) that are required to be filed with the SEC pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the SEC thereunder (the “Exchange Act”). SEC Reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act include Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Securities are currently listed on the New York Stock Exchange (“NYSE”). An issuer of securities listed on the NYSE is required to file SEC Reports with the SEC.

The Proposed Amendment will provide that, if the Merger is consummated and the Company is no longer required to file SEC Reports with the SEC and is not otherwise required to file reports with the Trustee or the SEC pursuant to the Trust Indenture Act, the Company will satisfy its reporting obligations under Section 704 of the Indenture by delivering to the Trustee:

(1) within one hundred and twenty (120) days following the end of each fiscal year of the Company, the consolidated financial statements of the Company for such year prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), together with a report thereon by the Company’s independent auditors (it being understood that the Company shall not be required to include any separate consolidating financial information with respect to the Company, any subsidiary, any joint venture or any other affiliate of the Company, or any separate financial statements or information for the Company, any subsidiary, any joint venture or any other affiliate of the Company),

(2) within sixty (60) days after the end of each of the first three fiscal quarters in each fiscal year of the Company, the condensed consolidated financial statements of the Company for such quarter prepared in accordance with GAAP (it being understood that the Company shall not be required to include any separate consolidating financial information with respect to the Company, any subsidiary, any joint venture or any other affiliate of the Company, or any separate financial statements or information for the Company, any subsidiary, any joint venture or any other affiliate of the Company), and

(3) information substantially similar to the information that would be required to be included in a Current Report on Form 8-K filed with the SEC by the Company (if the Company were required to prepare and file such form) pursuant to Item 1.03 (Bankruptcy or Receivership), 2.01 (Completion of Acquisition or Disposition of Assets), 4.01 (Changes in Registrant’s Certifying Accountants) or 5.01 (Changes in Control of Registrant) of such form or similarly corresponding items of any revisions implemented by the SEC to such form (and in any event excluding, for the avoidance of doubt, the financial statements, pro forma financial information and exhibits, if any, that would be required by Item 9.01 (Financial Statements and Exhibits) of such form), within five (5) Business Days after the date of filing that would have been required for a Current Report on Form 8-K (it being understood that the Company will be deemed to have satisfied the foregoing requirements if any parent of the Company furnishes or makes available information of the type otherwise so required within the applicable time periods and the Company is not required to make available such information separately under the applicable rules and regulations of the SEC (after giving effect to any exemptive relief) because of the filings by such parent).

In connection with providing this information, the Company would not be required to comply with (a) Section 302 (Corporate Responsibility for Financial Reports), Section 404 (Management Assessment of Internal Controls) and Section 906 (Corporate Responsibility for Financial Reports) of the Sarbanes-Oxley Act of 2002, as amended, or related Items 307 (Disclosure Controls and Procedures), 308 (Internal Control Over Financial Reporting) and 308T (Internal Control Over Financial Reporting) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”) or (b) Rule 3-10 (Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or Being Registered) and Rule 3-16 (Financial Statements of Affiliates Whose Securities Collateralize an Issue Registered or Being Registered) of Regulation S-X under the Securities Act. See “Rationale for the Solicitation.”

In connection with the Proposed Amendment, the Company and the Trustee will enter into a supplemental indenture to the Indenture containing the Proposed Amendment (the “Fourth Supplemental Indenture”). See “The Proposed Amendment.” Subject to the terms and conditions described herein, the Consent will become effective following receipt by the Company of Consents from Holders of a majority in principal amount of the outstanding Securities (excluding any Securities held by the Company or its affiliates) that are validly delivered and not revoked (the “Requisite Consents”). However, distinct from the effectiveness of the Consent or the Fourth Supplemental Indenture, the Proposed Amendment will not become effective unless, and until, the Merger is consummated and the other conditions to effectiveness set forth herein have been met or waived. If the Merger is not consummated, the Proposed Amendment will not be effective and will be null and void in all respects. In such an event, subject to the terms of the Merger Agreement, Nassau will reimburse the Company for all documented out-of-pocket third-party costs incurred by the Company and its subsidiaries, and their respective officers, directors, managers, members, employees, advisors, agents or representatives, in connection with this Solicitation.

If the Merger is consummated and the Company is no longer required to file SEC Reports with the SEC and is not otherwise required to file reports with the Trustee or the SEC pursuant to the Trust Indenture Act, the Company will not be obligated pursuant to the terms of the Indenture to file any SEC Reports with the SEC and may satisfy all of its reporting obligations under Section 704 of the Indenture by delivering to the Trustee the financial statements and related information required to be provided by the Company pursuant to the Proposed Amendment.

If the Requisite Consents are received on or prior to the Expiration Date and the Company notifies the Information and Tabulation Agent (as defined below) that each of the other conditions set forth herein is satisfied, including the execution and delivery of the Fourth Supplemental Indenture, the Company will pay to each Holder who has delivered a valid Consent that has not been validly revoked pursuant to the terms hereof a cash payment equal to $0.0625 per $25 principal amount of the Securities to which the Consent relates (the “Consent Fee”). Subject to the conditions herein, the Consent Fee will be paid promptly after the Expiration Date (but no later than ten (10) days after the Expiration Date) by deposit of funds with the Information and Tabulation Agent acting as agent for the Holders for the purpose of receiving payments from us and transmitting such payments to the Holders. If the Requisite Consents are received by the Expiration Date, Holders that consent to the Proposed Amendment will be paid the Consent Fee regardless of whether the Merger is consummated.

With respect to any Consents validly received and not validly revoked, and accepted from a beneficial holder with holdings in an aggregate principal amount of Securities less than or equal to $250,000, the Company will pay, if applicable, any relevant Retail Processing Dealer (as defined herein) a cash payment equal to $0.0625 per $25 principal amount of the Securities to which such Consent relates (the “Retail Processing Fee”). Calculations of the Consent Fee and the Retail Processing Fee will be rounded up to the nearest cent. Holders that do not provide a Consent, and Holders that validly revoke a Consent, on or prior to the Expiration Date will not receive the Consent Fee.

This Solicitation is being made to Holders of the Securities. The term “Holders” or “Holder” means those record holders of Securities, and their duly appointed proxies, as of 5:00 p.m., New York City time on January 6, 2016 (such time and date, as the same may be changed from time to time as provided herein, the “Record Date”), as reflected in the records of the Company. As of the Record Date, all $268,620,300 principal amount of the Securities (representing $300,000,000 in principal amount originally issued less $31,379,700 in principal amount previously held by the Company and cancelled in March 2013) were held of record by The Depository Trust Company (“DTC”) or its nominee on behalf of participants in DTC (“DTC Participants”). As of the Record Date, for purposes of determining whether the Requisite Consents have been obtained in connection with this Solicitation, the aggregate outstanding principal amount of the Securities is $252,682,375. Any Securities owned by us, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with us, will be disregarded as such Securities are not deemed to be “outstanding” for purposes hereof. As of the Record Date, the Company and its affiliates held $15,937,925 in aggregate principal amount of the Securities. DTC has authorized DTC Participants set forth in the position listing of DTC as of the Record Date to execute and deliver Consents as if they were Holders of the Securities held of record in the name of DTC or in the name of its nominee.

In connection with this Solicitation, Holders may revoke Consents pursuant to the terms set forth in this Statement and the Consent. Any Consent received in the circumstance where the Requisite Consents are not obtained by the Expiration Date will automatically terminate and not be effective and no payments of any Consent Fee or Retail Processing Fee will be made. From and after the Expiration Date, assuming we receive the Requisite Consents and the Merger is consummated, each present and future holder of Securities will be bound by the Proposed Amendment.

Capitalized terms used in this Statement that are not otherwise defined herein have the meanings set forth in the Fourth Supplemental Indenture or the Indenture, as applicable. Please refer to the marked revisions of the Indenture contained in this Statement that reflect the Proposed Amendment. See “The Proposed Amendment.” Holders may request a copy of the Indenture through the Information and Tabulation Agent.

The Solicitation Agent for this Solicitation is:

MORGAN STANLEY

January 7, 2016

IMPORTANT INFORMATION

Holders should read and carefully consider the information contained herein before deciding whether to give their Consent to the Proposed Amendment.

Only Holders as of the Record Date may execute Consents and consent to the Proposed Amendment. If the Requisite Consents are received, and not validly revoked, on or prior to the earlier of the Expiration Date and the date that the Company publicly announces that it has received the Requisite Consents (the “Announcement Date”), and the other terms and conditions set forth herein have been met or waived, including the consummation of the Merger, the Proposed Amendment will be binding on all Holders and subsequent transferees of the Securities. If the Record Date is changed, only Holders as of the revised Record Date will be entitled to execute Consents and consent to the Proposed Amendment.

Holders that wish to consent must deliver their properly completed and executed Consent to the Information and Tabulation Agent (as defined below) at the address set forth on the back cover of this Statement in accordance with the instructions set forth herein and in the Consent. Consents should not be delivered to us, the Trustee or the Solicitation Agent. However, we reserve the right to accept any Consent received by us, the Trustee or the Solicitation Agent. DTC has authorized DTC Participants set forth in the position listing of DTC as of the Record Date to execute and deliver Consents as if they were Holders of the Securities held of record in the name of DTC or in the name of its nominee.

Each beneficial owner of Securities desiring that a Consent be given with respect to such Securities must instruct the Holder of such Securities (i.e., the custodian bank, depositary, broker, trust company or other nominee that holds the Securities on behalf of the beneficial owner and is the DTC Participant with respect to such Securities) to execute a Consent and deliver it to the Information and Tabulation Agent on such beneficial owner’s behalf.

In connection with this Solicitation and pursuant to the terms set forth in this Statement and in the Consent, Holders may revoke Consents on or prior to the earlier of the Expiration Date and the Announcement Date.

Any questions or requests for assistance or for additional copies of this Statement, the Consent or related documents may be directed to D.F. King & Co. Inc., which will act as information agent, tabulation agent and paying agent (in such capacities, the “Information and Tabulation Agent”), at its telephone numbers set forth on the last page hereof. A Holder may also contact Morgan Stanley & Co. LLC (the “Solicitation Agent”) at its telephone numbers set forth on the last page hereof or such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning this Solicitation.

No person has been authorized to give any information or make any representations other than those contained or incorporated by reference in this Statement and, if given or made, such information or representations must not be relied upon as having been authorized by us, the Trustee, the Solicitation Agent, the Information and Tabulation Agent or any other person.

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The statements made in this Statement are made as of the date of this Statement and delivery of this Statement or the accompanying materials at any time does not imply that the information herein or therein is correct as of any subsequent date. The information provided in this Statement is based upon information provided solely by us. The Solicitation Agent has not independently verified and does not make any representation or warranty, express or implied, or assume any responsibility, as to the accuracy or adequacy of the information contained herein.

This Solicitation is not being made to, and a Consent will not be accepted from or on behalf of, a Holder in any jurisdiction in which the making of this Solicitation or the acceptance thereof would not be in compliance with the laws of such jurisdiction. However, we may in our discretion take such action as we may deem necessary to lawfully make this Solicitation in any such jurisdiction and to extend this Solicitation to any Holder in such jurisdiction. In any jurisdiction in which the securities laws require this Solicitation to be made by a licensed broker or dealer, this Solicitation will be deemed to be made on behalf of us by the Solicitation Agent or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This Statement has not been filed with or reviewed by any federal or state securities commission or authority of any jurisdiction, nor has any such commission or authority passed upon the accuracy or adequacy of this Statement. Any representation to the contrary is unlawful and may be a criminal offense.

Recipients of this Statement and the Consent should not construe the contents hereof or thereof as legal, business or tax advice. Each recipient should consult its own attorney, business advisor and tax advisor as to legal, business, tax and related matters concerning this Statement.

Holders of Securities should not tender or deliver Securities at any time.

YOU SHOULD READ THIS STATEMENT CAREFULLY BEFORE MAKING A DECISION WITH RESPECT TO PROVIDING OR NOT PROVIDING A CONSENT.

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STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The discussion in this Statement may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of restatements of financial statements and the failure by the Company and its wholly owned subsidiary, PHL Variable Insurance Company (“PHL Variable”), to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and the Company’s ability to satisfy its requirements under, and maintain the listing of its securities on, the NYSE. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition, results of operations, transactions or activities may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others:

o	risks related to the Solicitation, including:

•	if the Requisite Consents for the Proposed Amendment are not received and the Merger is consummated, the Company may not be required pursuant to the terms of the Indenture to deliver to the Trustee all of the information required by the Proposed Amendment;

•	the U.S. federal income tax consequences of the Consent Fee;

o	risks related to the restatements of our prior period financial statements, failure to file timely periodic reports with the SEC and our internal control over financial reporting, which include:

•	the presence of material weaknesses in our internal control over financial reporting, the potential failure to remediate material weaknesses in our internal control over financial reporting and that other material weaknesses may be identified in the future, which would adversely affect the accuracy and timing of our financial reporting;

•	the extraordinary processes undertaken to effect the restatements of our prior period financial statements, including the restatements by our insurance company subsidiaries, may not have been adequate to identify and correct all errors in our prior period financial statements and, as a result, we may discover additional errors and our financial statements remain subject to the risk of future restatement;

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•	the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of the restatements of our prior period financial statements and the failure by the Company and PHL Variable to have filed certain previously delayed SEC reports on a timely basis;

•	further downgrades or withdrawals of our debt or financial strength credit ratings, which could increase policy surrenders and withdrawals, adversely affect our relationships with distributors, reduce new sales, limit our ability to trade in derivatives and increase our costs of, or reduce our access to, future borrowings;

•	our inability to hedge our positions due to our inability to replace hedges as a result of our credit rating;

•	the incurrence of significant expenses, audit fees and consulting fees related to the restatements of our prior period financial statements and correction of material weaknesses in our disclosure controls and financial controls;

•	diversion of management and other human resources from the operation of our business;

•	risks associated with PHL Variable’s restatement of its prior period financial statements;

•	risks associated with ongoing compliance obligations of the Company and PHL Variable under the SEC’s Cease-and-Desist Order, dated March 21, 2014, as amended by the Amended Cease-and-Desist Order, dated August 1, 2014;

•	risk that the filing of single, multi-period comprehensive Annual Reports on Form 10-K to effect a restatement of our prior period financial statements and PHL Variable’s restatement of its prior period financial statements did not satisfy our filing obligations and that we may be required to file additional reports to effect such restatements;

•	risks associated with our insurance company subsidiaries’ failure to file certain reports with state regulatory authorities;

o	risks related to our business, which include:

•	unfavorable general economic developments including, but not limited to, specific related factors such as the performance of the debt and equity markets;

•	the potential adverse effect of interest rate fluctuations on our business and results of operations;

•	the potential adverse effect of legal actions and proceedings inherent in our business on our results of operations, financial position, business or reputation;

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•	the impact on our results of operations and financial condition of any required increase in our reserves for future policyholder benefits and claims if such reserves prove to be inadequate;

•	the possibility that mortality rates, persistency rates, funding levels or other factors may differ significantly from our assumptions used in pricing products;

•	the effect of guaranteed benefits within our products;

•	potential exposure to unidentified or unanticipated risks that could adversely affect our businesses or result in losses;

•	the consequences related to variations in the amount of our statutory capital could adversely affect our business;

•	the possibility that we may not be successful in our efforts to implement a business plan focused on new market segments;

•	changes in our investment valuations based on changes in our valuation methodologies, estimations and assumptions;

•	the availability, pricing and terms of reinsurance coverage generally and the inability or unwillingness of our reinsurers to meet their obligations to us specifically;

•	our ability to attract and retain key personnel in a competitive environment;

•	our dependence on third parties to maintain critical business and administrative functions;

•	the strong competition we face in our business from banks, insurance companies and other financial services firms;

•	the possibility that we may not have sufficient capital resources available to fund PHL Variable’s operations and capital needs;

•	our reliance, as a holding company, on dividends and other payments from our subsidiaries to meet our financial obligations and pay future dividends, particularly since our insurance subsidiaries’ ability to pay dividends, and the use of dividends by the holding company, is subject to regulatory restrictions;

•	the potential need to fund deficiencies in our closed block;

•	changes in tax law and policy may affect us directly or indirectly through the cost of, the demand for or profitability of our products or services;

•	the possibility that federal and state regulation may increase our cost of doing business, impose additional reserve or capital requirements, levy financial assessments or constrain our operating and financial flexibility;

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•	regulatory actions or examinations may harm our business;

•	potential future material losses from our discontinued reinsurance business;

•	changes in accounting standards;

•	other risks and uncertainties described in this Statement or in any of our filings with the SEC;

o	risks related to the Merger, which include:

•	the proposed Merger may not be completed in the timeframe or manner currently anticipated, or at all, which could have a material adverse effect on our business, financial condition, results of operations and stock price;

•	Company stockholders will receive $37.50 in cash per share of our common stock if the proposed Merger is consummated despite changes in the market value of our common stock;

•	the pendency of the proposed Merger, the related diversion of management’s attention from the operation of our business and other expenses incurred in connection with the proposed Merger may materially and adversely affect our business and results of operations;

•	the announcement of the proposed Merger could disrupt our relationships with our employees, customers, suppliers and others, as well as disrupt our operating results and business generally;

•	the Merger Agreement contains restrictions on our ability to seek other strategic alternatives;

•	if the Merger is not completed and we are not otherwise acquired, we may then consider other strategic alternatives, which may subject us to additional risks and uncertainties;

•	litigation challenging the Merger, and an adverse ruling may prevent or delay the Merger from being completed; and

•	The Phoenix Companies, Inc. may not have sufficient capital resources available to fund PHL Variable’s operations and capital needs.

You are urged to carefully consider all such factors and any other risks contained in this Statement. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Statement even if such results changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Statement, such statements or disclosures will be deemed to modify or supersede such statements in this Statement.

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THE PHOENIX COMPANIES, INC.

Overview

We are a holding company, incorporated in Delaware, for our insurance and financial services subsidiaries, principally Phoenix Life Insurance Company (“Phoenix Life”) and PHL Variable, that provide life insurance and annuity products to both affluent and middle market consumers. Our products are distributed through independent agents and financial advisors. Most of our life insurance in force is permanent life insurance insuring one or more lives and our annuity products include fixed and variable annuities with a variety of death benefit and guaranteed living benefit options.

We believe our competitive strengths include:

•	competitive and innovative products;

•	underwriting and mortality risk management expertise;

•	ability to develop business partnerships; and

•	value-added support provided to distributors by our wholesalers and operating personnel.

For the first nine months of 2015, 98% of our product sales, as defined by total annuity deposits and total life premium, were annuities, and 96% of those sales were fixed indexed annuities which are sold in PHL Variable. In addition, we have expanded sales of other insurance companies’ policies through our distribution subsidiary, Saybrus Partners, Inc. (“Saybrus”).

We operate two business segments: Life and Annuity and Saybrus. The Life and Annuity segment includes individual life insurance and annuity products, including our closed block. Saybrus provides dedicated life insurance and other consulting services to financial advisors in partner companies, as well as support for sales of our product line through independent distribution organizations.

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QUESTIONS AND ANSWERS ABOUT THE CONSENT SOLICITATION

Q: Why is the Company conducting this Solicitation of Consents?

A: Pursuant to the terms of the Merger Agreement, the Company has agreed, at Nassau’s sole expense, to use its reasonable best efforts to solicit bondholders to amend the Indenture. If the Merger is consummated and the Company is no longer required to file SEC Reports with the SEC and is not otherwise required to file reports with the Trustee or the SEC pursuant to the Trust Indenture Act, the Proposed Amendment would require the Company to deliver to the Trustee certain annual financial statements, quarterly financial statements and reports on certain current events. For more information, See “Rationale for the Solicitation” and “The Proposed Amendment.”

Q: What will I receive if I consent to the Proposed Amendment?

A: If you validly consent to the Proposed Amendment and the Requisite Consents are received by the Expiration Date, you will receive a Consent Fee of $0.0625 for every $25 in principal amount of the Securities with respect to which you deliver Consents, subject to the conditions set forth herein. If you consent to the Proposed Amendment and the Company does not receive the Requisite Consents by the Expiration Date, or if the Solicitation is terminated before the Expiration Date, no Consent Fee will be paid and the Proposed Amendment will not become effective. Subject to the conditions herein, the Consent Fee will be paid promptly after the Expiration Date (but no later than ten (10) days after the Expiration Date) by deposit of funds with the Information and Tabulation Agent acting as agent for the Holders for the purpose of receiving payments from us and transmitting such payments to the Holders. If the Requisite Consents are received by the Expiration Date, Holders that consent to the Proposed Amendment will be paid the Consent Fee regardless of whether the Merger is consummated. See “The Solicitation.”

Q: What vote is needed in order for the Proposed Amendment to be effective?

A: Subject to the terms and conditions set forth in this Statement, the Consent will become effective following receipt by the Company of the Requisite Consents, which represent Consents from Holders of a majority in principal amount of the outstanding Securities (excluding any Securities held by the Company or its affiliates). However, distinct from the effectiveness of the Consent or the Fourth Supplemental Indenture, the Proposed Amendment will not become effective unless, and until, the Merger is consummated and the other conditions to effectiveness set forth herein have been met or waived. The conditions to the Proposed Amendment becoming effective are set forth in this Statement. For more information, see “The Solicitation - Conditions to the Effectiveness of the Proposed Amendment.”

If the Merger is not consummated, the Proposed Amendment will not be effective and will be null and void in all respects. In such an event, subject to the terms of the Merger Agreement, Nassau will reimburse the Company for all documented out-of-pocket third-party costs incurred by the Company and its subsidiaries, and their respective officers, directors, managers, members, employees, advisors, agents or representatives, in connection with this Solicitation.

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Q: What happens if I validly consent to the Proposed Amendment and the Requisite Consents are not received or other conditions to the payment of the Consent Fee are not met?

A: If you consent to the Proposed Amendment and the Company does not receive the Requisite Consents by the Expiration Date, or if the Solicitation is terminated before the Expiration Date, or if other conditions set forth herein are not satisfied, then your Consent will have no force and effect and no Consent Fee will be paid. The conditions to the payment of the Consent Fee are set forth in this Statement. For more information, see “The Solicitation - Conditions to the Payment of the Consent Fee, the Retail Processing Fee and the Effectiveness of the Consents.”

Subject to the conditions to the payment of the Consent Fee set forth herein, if the Requisite Consents are received by the Expiration Date, Holders that consent to the Proposed Amendment will be paid the Consent Fee regardless of whether the Merger is consummated. However, distinct from the effectiveness of the Consent or the Fourth Supplemental Indenture, the Proposed Amendment will not become effective unless, and until, the Merger is consummated and the other conditions to effectiveness set forth herein have been met or waived. If the Merger is not consummated, the Proposed Amendment will not be effective and will be null and void in all respects. In such an event, subject to the terms of the Merger Agreement, Nassau will reimburse the Company for all documented out-of-pocket third-party costs incurred by the Company and its subsidiaries, and their respective officers, directors, managers, members, employees, advisors, agents or representatives, in connection with this Solicitation. See “The Solicitation.”

Q: If the Proposed Amendment is approved by the Requisite Consents and the Merger is consummated, how will I get financial statements and other information about the Company and the Securities?

A: If the Proposed Amendment is approved by the Requisite Consents, the Fourth Supplemental Indenture is executed, and the Proposed Amendment becomes effective upon consummation of the Merger, if the Company is not otherwise required to file information, documents or reports with the Trustee or the SEC, the Company will be required to make available to the Holders the financial statements and related information required by the Proposed Amendment, which it intends to do by delivering these items to the Trustee pursuant to the Proposed Amendment and also posting these items in a password protected Company webpage.

Q: Is consent of Holders required to consummate the Merger or to delist the Securities?

A: The Indenture does not require the Company to obtain approval from Holders regarding the Merger and the transactions contemplated thereby. Further, receipt by the Company of the Requisite Consents is not a condition to the consummation of the Merger, nor is approval of the Holders required to delist the Securities from the NYSE.

Pursuant to the terms of the Merger Agreement, the Company has agreed, at Nassau’s sole expense, to use its reasonable best efforts to solicit bondholders to amend the Indenture. If the Merger is consummated and the Company is no longer required to file SEC Reports with the SEC and is not otherwise required to file reports with the Trustee or the SEC pursuant to the Trust Indenture Act, the Proposed Amendment would require the Company to deliver to the Trustee certain annual financial statements, quarterly financial statements and reports on certain current events. See “The Proposed Amendment.”

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Q: What if I do not consent to the Proposed Amendment and the Proposed Amendment becomes effective?

A: If you do not validly deliver your Consent pursuant to the terms of this Statement, you will not receive a Consent Fee. The conditions to the Proposed Amendment becoming effective are set forth in this Statement. For more information, see “The Solicitation—Conditions to the Effectiveness of the Proposed Amendment.” Upon its effectiveness, all holders of the Securities will be bound by the terms of the Fourth Supplemental Indenture, even if they did not deliver their Consent and did not receive a Consent Fee or otherwise affirmatively objected to the Proposed Amendment.

Q: How do I consent to the Proposed Amendment?

A: Holders that wish to consent must deliver their properly completed and executed Consent to the Information and Tabulation Agent (as defined below) at the address set forth on the back cover of this Statement in accordance with the instructions set forth herein and in the Consent. Consents should not be delivered to us, the Trustee or the Solicitation Agent. However, we reserve the right to accept any Consent received by us, the Trustee or the Solicitation Agent. DTC has authorized DTC Participants set forth in the position listing of DTC as of the Record Date to execute and deliver Consents as if they were Holders of the Securities held of record in the name of DTC or in the name of its nominee.

You should carefully review the procedures described in the Consent and in the section of this Statement entitled “The Solicitation” below.

Q: When will this Solicitation expire?

A: This Solicitation will expire at 5:00 P.M. New York City time on February 9, 2016, or such date and time to which we may extend it from time to time.

Q: Can I revoke my Consent to the Proposed Amendment once it is submitted?

A: You may revoke your Consent pursuant to the terms set forth herein. Please review the procedures described in “The Solicitation–Revocation of Consents.”

Q: Can the Company terminate or modify the Solicitation?

A: Subject to the terms hereof, we reserve the right, in our sole discretion, (i) to terminate or amend, waive or modify any of the terms of this Solicitation, including increasing the Consent Fee or the Retail Processing Fee, or changing the Record Date, at any time on or prior to the Expiration Date and for any reason, by giving notice to the Solicitation Agent and the Information and Tabulation Agent; (ii) to extend this Solicitation for any reason; and (iii) not to extend this Solicitation beyond the original Expiration Date or any date to which this Solicitation has been previously extended. See “The Solicitation—Expiration Date; Extensions; Amendment.”

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Q: Who do I call if I have any questions about how to submit my Consent or any other questions relating to the Solicitation or the Proposed Amendment?

A: If you have any questions or need help with voting, please contact our Information and Tabulation Agent, D.F. King & Co., Inc., at 1-866-620-2535 or by email at pfx@dfking.com, or call your broker or bank. General questions also may be directed to our Solicitation Agent, Morgan Stanley & Co. LLC, at 1-800-624-1808. While these parties will be available to answer questions about the Solicitation, none of the Trustee, the Solicitation Agent nor the Information and Tabulation Agent will make any recommendation as to whether or not Holders should deliver Consents.

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Rationale FOR THE SOLICITATION

The description of certain terms of the Indenture and the Proposed Amendment set forth below is only a summary and is qualified in its entirety by reference to (i) the terms and conditions of the Indenture as currently in effect, a copy of which was filed with the SEC as Exhibit 4.1 to our 2001 Form 10-K, as amended and supplemented by the First Supplemental Indenture, a copy of which was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on January 18, 2013, the Second Supplemental Indenture, a copy of which was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on May 24, 2013, and the Third Supplemental Indenture, a copy of which was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on February 21, 2014, and (ii) the relevant provisions of the Indenture as proposed to be amended by the Proposed Amendment. Before determining whether to Consent, Holders of the Securities are urged to read carefully and in its entirety this Statement, including the description of the Proposed Amendment set forth below. See “Certain Covenants” and “The Proposed Amendment.”

The Indenture requires us to file with the Trustee, within fifteen (15) days after we are required to file with the SEC, copies of the SEC Reports that we are required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act. SEC Reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act include Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

The Proposed Amendment will provide that, if the Merger is consummated and the Company is no longer required to file SEC Reports with the SEC and is not otherwise required to file reports with the Trustee or the SEC pursuant to the Trust Indenture Act, the Company will satisfy its reporting obligations under Section 704 of the Indenture by delivering to the Trustee:

(1) within one hundred and twenty (120) days following the end of each fiscal year of the Company, the consolidated financial statements of the Company for such year prepared in accordance with GAAP, together with a report thereon by the Company’s independent auditors (it being understood that the Company shall not be required to include any separate consolidating financial information with respect to the Company, any subsidiary, any joint venture or any other affiliate of the Company, or any separate financial statements or information for the Company, any subsidiary, any joint venture or any other affiliate of the Company),

(2) within sixty (60) days after the end of each of the first three fiscal quarters in each fiscal year of the Company, the condensed consolidated financial statements of the Company for such quarter prepared in accordance with GAAP (it being understood that the Company shall not be required to include any separate consolidating financial information with respect to the Company, any subsidiary, any joint venture or any other affiliate of the Company, or any separate financial statements or information for the Company, any subsidiary, any joint venture or any other affiliate of the Company), and

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(3) information substantially similar to the information that would be required to be included in a Current Report on Form 8-K filed with the SEC by the Company (if the Company were required to prepare and file such form) pursuant to Item 1.03 (Bankruptcy or Receivership), 2.01 (Completion of Acquisition or Disposition of Assets), 4.01 (Changes in Registrant’s Certifying Accountants) or 5.01 (Changes in Control of Registrant) of such form or similarly corresponding items of any revisions implemented by the SEC to such form (and in any event excluding, for the avoidance of doubt, the financial statements, pro forma financial information and exhibits, if any, that would be required by Item 9.01 (Financial Statements and Exhibits) of such form), within five (5) Business Days after the date of filing that would have been required for a Current Report on Form 8-K (it being understood that the Company will be deemed to have satisfied the foregoing requirements if any parent of the Company furnishes or makes available information of the type otherwise so required within the applicable time periods and the Company is not required to make available such information separately under the applicable rules and regulations of the SEC (after giving effect to any exemptive relief) because of the filings by such parent).

In connection with providing this information, the Company would not be required to comply with (a) Section 302 (Corporate Responsibility for Financial Reports), Section 404 (Management Assessment of Internal Controls) and Section 906 (Corporate Responsibility for Financial Reports) of the Sarbanes-Oxley Act of 2002, as amended, or related Items 307 (Disclosure Controls and Procedures), 308 (Internal Control Over Financial Reporting) and 308T (Internal Control Over Financial Reporting) of Regulation S-K under the Securities Act or (b) Rule 3-10 (Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or Being Registered) and Rule 3-16 (Financial Statements of Affiliates Whose Securities Collateralize an Issue Registered or Being Registered) of Regulation S-X under the Securities Act.

For a more detailed description of the Proposed Amendment, see “The Proposed Amendment.”

If the Merger is consummated and the Company is no longer required to file SEC Reports with the SEC and is not otherwise required to file reports with the Trustee or the SEC pursuant to the Trust Indenture Act, the Company will not be obligated pursuant to the terms of the Indenture to file any SEC Reports with the SEC or the Trustee and may satisfy all of its reporting obligations under Section 704 of the Indenture by delivering to the Trustee the financial statements and related information set forth in the Proposed Amendment.

This Solicitation is being made upon the terms and is subject to the conditions set forth in this Statement and the Consent. Approval of the Proposed Amendment with respect to the Indenture requires receipt by the Company of the Requisite Consents. Promptly following the receipt of the Requisite Consents with respect to the Securities, and in compliance with the conditions contained in the Indenture, we and the Trustee will execute the Fourth Supplemental Indenture containing the Proposed Amendment. However, the Proposed Amendment contained in the Fourth Supplemental Indenture will not become effective unless, and until, the Merger is consummated.

Subject to the terms hereof, we reserve the right, in our sole discretion, (i) to terminate or amend, waive or modify any of the terms of this Solicitation, including increasing the Consent Fee or the Retail Processing Fee, or changing the Record Date, at any time on or prior to the Expiration Date and for any reason, by giving notice to the Solicitation Agent and the Information and Tabulation Agent; (ii) to extend this Solicitation for any reason; and (iii) not to extend this Solicitation beyond the original Expiration Date or any date to which this Solicitation has been previously extended. See “The Solicitation—Expiration Date; Extensions; Amendment.”

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THE SOLICITATION

General

We must receive the Requisite Consents of the Holders of the Securities on or prior to the Expiration Date pursuant to the terms and conditions set forth in this Statement and the Merger must be consummated in order for the Proposed Amendment to be effective with respect to the Securities.

This Solicitation is being made to Holders as shown in the records maintained by DTC as of the Record Date, and their duly appointed proxies. As of the Record Date, all $268,620,300 principal amount of the Securities (representing $300,000,000 in principal amount originally issued less $31,379,700 in principal amount previously held by the Company and cancelled in March 2013) were held of record by DTC or its nominee on behalf of DTC Participants. DTC has authorized DTC Participants set forth in the position listing of DTC as of the Record Date to execute and deliver Consents as if they were Holders of the Securities held of record in the name of DTC or in the name of its nominee.

As of the Record Date, for purposes of determining whether the Requisite Consents have been obtained in connection with this Solicitation, the aggregate outstanding principal amount of the Securities is $252,682,375. Any Securities owned by us, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with us, will be disregarded as such Securities are not deemed to be “outstanding” for purposes hereof. As of the Record Date, the Company and its affiliates held $15,937,925 in aggregate principal amount of the Securities.

If all of the conditions set forth herein for the payment of the Consent Fee have been satisfied, including the execution and delivery of the Fourth Supplemental Indenture, we will pay the Consent Fee promptly after the Expiration Date (but no later than ten (10) days after the Expiration Date) by deposit of funds with the Information and Tabulation Agent, which will act as agent for the Holders for the purpose of receiving payments from us and transmitting such payments to the Holders. The Consent Fee is $0.0625 per $25 principal amount of the Securities in respect of which a Consent has been delivered and not validly revoked. If the Requisite Consents are received by the Expiration Date and the other conditions to the payment of the Consent Fee set forth herein have been satisfied, Holders that consent to the Proposed Amendment will be paid the Consent Fee regardless of whether the Merger is consummated.

With respect to any Consents validly received and not validly revoked, and accepted from a beneficial owner with holdings in an aggregate principal amount of Securities less than or equal to $250,000, if the conditions to the payment of the Consent Fee set forth herein have been satisfied, the Company will pay, if applicable, any relevant Retail Processing Dealer (as defined herein) a cash payment equal to $0.0625 per $25 principal amount of the Securities to which such Consent relates (the “Retail Processing Fee”). Calculations of the Consent Fee and the Retail Processing Fee will be rounded up to the nearest cent.

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In connection with this Solicitation, Holders may revoke Consents pursuant to the terms described in this Statement and the Consent. See “—Revocation of Consents.”

Holders that do not provide their Consent, or that validly revoke their Consent pursuant to the terms hereof, will not receive the Consent Fee. The Company will not be obligated to pay a Consent Fee or a Retail Processing Fee if the Solicitation is terminated. The Company’s obligation to pay a Consent Fee or a Retail Processing Fee is subject to conditions as set forth below, including the receipt of the Requisite Consents by the Company on or prior to the Expiration Date and the execution and delivery of the Fourth Supplemental Indenture. However, the Proposed Amendment will not become effective unless, and until, the Merger is consummated. The Proposed Amendment constitutes a single proposal. Accordingly, any Consent validly delivered and not validly revoked will constitute consent and approval to the Proposed Amendment. If all of the conditions set forth herein (other than the consummation of the Merger) have been satisfied, the Company will promptly pay the Consent Fee and the Retail Processing Fee following the Expiration Date.

If the Requisite Consents are received with respect to the Securities on or prior to the Expiration Date, the Trustee and the Company will execute the Fourth Supplemental Indenture promptly following receipt of the Requisite Consents in compliance with the conditions contained in the Indenture. The Consent will become effective following receipt by the Company of the Requisite Consents on or prior to the Expiration Date. Our execution of the Fourth Supplemental Indenture will not require us to pay for any Consent until after the Expiration Date. If we fail to pay the Consent Fee as described herein, the Proposed Amendment will cease to have any effect with respect to the Securities beginning on the earlier of (i) the date that we announce that we will not pay the Consent Fee as described herein, and (ii) eleven (11) days after the Expiration Date.

The delivery of a Consent will not affect a Holder’s right to sell or transfer any Securities, and a sale or transfer of any Securities after the Record Date will not have the effect of revoking any Consent properly given by the Holder of such Securities. Therefore, each properly executed and delivered Consent will be counted notwithstanding any sale or transfer of any Securities to which such Consent relates. Failure to deliver a Consent will have the same effect as if a Holder had voted “No” to the Proposed Amendment. From and after the Expiration Date, assuming our receipt of the Requisite Consents with respect to the Securities and subject to all other conditions set forth herein, including the consummation of the Merger, each present and future holder of the Securities will be bound by the Proposed Amendment.

Prior to the Expiration Date, the Company may issue a press release and/or notify Holders through the Information and Tabulation Agent: (1) upon the receipt of the Requisite Consents; (2) upon the execution and delivery of the Fourth Supplemental Indenture, (3) upon the satisfaction or waiver of all conditions set forth herein, or (4) as we deem necessary or appropriate from time to time.

This Solicitation may be terminated by the Company, in its sole discretion, at any time on or prior to the Expiration Date. If this Solicitation is terminated, all Consents received shall be void, and the Company will not be obligated to pay the Consent Fee or the Retail Processing Fee to any Holders or Retail Processing Dealers.

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D.F. King & Co. Inc., in its capacity as paying agent in respect of the Solicitation, will receive the Consent Fees from the Company and transmit such payments to D.F. King & Co. Inc., in its capacity as Information and Tabulation Agent, for further credit to the DTC Participants. The DTC Participants will be responsible for distributing the Consent Fees to beneficial owners entitled to receive Consent Fees as appropriate, and none of the Company, the Trustee, the Information and Tabulation Agent, the Solicitation Agent or any other party will be responsible for making such distribution or for ensuring that DTC or the DTC Participants make such distribution. Under no circumstances will any interest or other charges be payable by the Company as a result of any delay in the transmission or crediting of the Consent Fees by the Information and Tabulation Agent, DTC or any DTC Participants.

None of the Company, the Trustee, the Information and Tabulation Agent or the Solicitation Agent is making any recommendation as to whether or not Holders should deliver Consents.

Any questions or requests for assistance or for additional copies of this Statement, the Consent or related documents may be directed to the Information and Tabulation Agent at its telephone numbers set forth on the last page hereof. A Holder may also contact the Solicitation Agent at the telephone numbers set forth on the last page hereof or such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Solicitation.

Conditions to the Payment of the Consent Fee, the Retail Processing Fee and the Effectiveness of the Consents

The Consent will become effective following receipt by the Company of the Requisite Consents on or prior to the Expiration Date.

Our obligation to pay the Consent Fee and the Retail Processing Fee is conditioned on:

•	the Solicitation not having been terminated prior to receipt by the Company of the Requisite Consents;

•	the Requisite Consents having been received by the Expiration Date;

•	the execution and delivery of the Fourth Supplemental Indenture; and

•	the absence of any law or regulation that would, and the absence of any injunction or action or other proceeding (pending or threatened) that could, in our sole judgment, make unlawful or invalid the Consents or the Fourth Supplemental Indenture or make unlawful or invalid or enjoin the payment of any Consent Fee or Retail Processing Fee or that would, in our sole judgment, question the legality or validity of any of the foregoing.

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If the Requisite Consents are received by the Expiration Date and the other conditions set forth in this Statement are satisfied, Holders that consent to the Proposed Amendment and do not revoke their consent will be paid the Consent Fee regardless of whether the Merger is consummated.

In the event that any of the foregoing conditions is not satisfied, we may, in our sole discretion, allow this Solicitation to expire, extend this Solicitation and continue soliciting Consents pursuant to this Solicitation or otherwise amend the terms of this Solicitation. Neither the Consent Fee nor the Retail Processing Fee will be paid if any of the conditions listed above is not satisfied for any reason. See “—Consent Fee” and “—Retail Processing Fee.”

We will also pay the Retail Processing Fee to Retail Processing Dealers for Consents which have been received and accepted from a beneficial owner as described below. Calculations of the Consent Fee and the Retail Processing Fee will be rounded up to the nearest cent.

Conditions to the Effectiveness of the Proposed Amendment

The Proposed Amendment becoming effective is conditioned on:

•	the Solicitation not having been terminated prior to receipt by the Company of the Requisite Consents;

•	the Requisite Consents having been received by the Expiration Date;

•	the execution and delivery of the Fourth Supplemental Indenture;

•	the absence of any law or regulation that would, and the absence of any injunction or action or other proceeding (pending or threatened) that could, in our sole judgment, make unlawful or invalid the Consents or the Fourth Supplemental Indenture or make unlawful or invalid or enjoin the payment of any Consent Fee or Retail Processing Fee or that would, in our sole judgment, question the legality or validity of any of the foregoing; and

•	the consummation of the Merger.

The Proposed Amendment will not become effective unless and until all of the foregoing conditions to its effectiveness are satisfied or, where possible, waived.

Record Date

This Statement and the Consent (the “Solicitation Materials”) are being sent to all Holders of record as of the Record Date. Such date has been fixed as the date for the determination of Holders entitled to give Consent and receive the Consent Fee, if payable, pursuant to this Solicitation. We reserve the right to establish, from time to time, but in all cases prior to receipt of the Requisite Consents, any new date as such Record Date with respect to the Securities and, thereupon, any such new date will be deemed to be the Record Date for purposes of this Solicitation for the Securities.

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Consent Fee

If all of the conditions to the payment of the Consent Fee set forth in this Statement have been satisfied, the Consent Fee will be paid to each Holder of Securities as to which we have received and accepted a Consent prior to the Expiration Date, which Consent has not been validly revoked.

If all of the conditions set forth herein have been satisfied, we will pay the Consent Fee promptly after the Expiration Date, but no later than ten (10) days after the Expiration Date, by deposit of funds with the Information and Tabulation Agent, which will act as agent for the Holders for the purpose of receiving payments from us and transmitting such payments to the Holders.

The right to receive a Consent Fee is not transferable with any Securities. We will only make payments of a Consent Fee to Holders that have properly delivered Consents pursuant to the terms hereof that are in effect at the Expiration Date and have not been validly revoked. No other holder of any Securities will be entitled to receive any portion of the Consent Fee.

Interest will not accrue on or be payable with respect to any Consent Fee.

Consents with respect to the Securities will expire if (i) the Requisite Consents with respect to the Securities have not been obtained on or prior to the Expiration Date, (ii) the Solicitation is terminated prior to the Expiration Date, or (iii) the conditions to the payment of the Consent Fee set forth herein have not been satisfied.

Calculations of the Consent Fee will be rounded up to the nearest cent.

Retail Processing Fee

With respect to any Consents received by a beneficial owner of Securities as of the Record Date with holdings in an aggregate principal amount of Securities less than or equal to $250,000, we will pay, if applicable, any relevant Retail Processing Dealer a cash payment equal to the Retail Processing Fee. Our obligation to pay a Retail Processing Fee is subject to conditions as set forth above under “—Conditions to the Payment of the Consent Fee, the Retail Processing Fee and the Effectiveness of the Consents.” In order to be eligible to receive the Retail Processing Fee, a properly completed Consent, as described below, must be received by the Information and Tabulation Agent prior to the Expiration Date, in accordance with the procedures for delivering Consents further described herein, and must not have been validly revoked. We will, in our sole discretion, determine whether a broker has satisfied the criteria for receiving a Retail Processing Fee (including, without limitation, the submission of the appropriate documentation without defects or irregularities and in respect of bona fide Consents). Other than the foregoing, no fees or commissions have been or will be paid by us to any broker, dealer or other person in connection with this offer, with the exception of the Solicitation Agent and the Information and Tabulation Agent.

A “Retail Processing Dealer” is a retail broker designated in the soliciting of Consents and is:

•	a broker or dealer in securities which is a member of any internationally-recognized national securities exchange or, in the United States, of the Financial Industry Regulatory Authority (“FINRA”); or

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•	a bank or trust company.

Retail Processing Dealers will include any of the organizations described above even when the activities of such organization in connection with the Consent consist solely of forwarding to clients materials relating to this Solicitation and delivering Consents as directed by beneficial owners thereof. Each soliciting dealer will confirm with each beneficial owner of Securities that it processes either that such Holder (i) has received a copy of this Statement, or (ii) concurrently with such solicitation will be provided with a copy of this Statement. No Retail Processing Dealer is required to make any recommendation to Holders of Securities as to whether to Consent. No assumption is made, in making payment to any Retail Processing Dealer, that its activities in connection with the Consent included any activities other than those described in this paragraph. For all purposes noted in materials relating to the Consent, the term “process” will be deemed to mean no more than “processing Securities Consented” or “forwarding to customers material regarding the Securities.”

Procedures for Providing Consents

Any Holder desiring to provide a Consent should complete, sign and date the Consent in accordance with the instructions therein and, as required therein, mail, fax, e-mail or deliver it and any other required documents to the Information and Tabulation Agent at its address set forth in the Consent for receipt on or prior to the Expiration Date pursuant to the procedures set forth herein and therein. Consents may not be delivered on an alternative, conditional or selective basis.

Only Holders as of the Record Date may execute Consents in connection with this Solicitation and such Consents will be binding on all beneficial owners and subsequent transferees of the Securities with respect to which such Consents were given. DTC has authorized DTC Participants set forth in the position listing of DTC as of the Record Date to execute and deliver Consents as if they were Holders of the Securities held of record in the name of DTC or in the name of its nominee. Accordingly, for purposes of this Solicitation, the term “Holder” includes any DTC Participant for whom DTC held Securities as of the Record Date. To cause a Consent to be given with respect to the Securities held through DTC, DTC Participants must complete and sign the Consent and mail, fax, e-mail or deliver it and any other required documents to the Information and Tabulation Agent at its mailing address, e-mail address or facsimile number set forth in the Consent for receipt on or prior to the Expiration Date pursuant to the procedures set forth herein and therein.

Each beneficial owner of Securities desiring that a Consent be given with respect to such Securities must instruct the Holder of such Securities (i.e., the custodian bank, depositary, broker, trust company or other nominee that is the DTC Participant with respect to such Securities) as of the Record Date to execute a Consent and deliver it to the Information and Tabulation Agent on such beneficial owner’s behalf.

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HOLDERS THAT WISH TO CONSENT SHOULD MAIL, HAND DELIVER, SEND BY OVERNIGHT COURIER OR SEND BY FACSIMILE OR E-MAIL (CONFIRMED BY PHYSICAL DELIVERY) THEIR PROPERLY COMPLETED AND DULY EXECUTED CONSENT TO THE INFORMATION AND TABULATION AGENT AT THE ADDRESS OR FACSIMILE NUMBER SET FORTH ON THE BACK COVER PAGE HEREOF AND ON THE FRONT PAGE OF THE CONSENT IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH HEREIN AND THEREIN. CONSENTS SHOULD BE DELIVERED TO THE INFORMATION AND TABULATION AGENT AND NOT TO THE COMPANY, THE TRUSTEE OR THE SOLICITATION AGENT.

HOLDERS SHOULD NOT TENDER OR DELIVER SECURITIES TO THE COMPANY, THE TRUSTEE, THE INFORMATION AND TABULATION AGENT, THE SOLICITATION AGENT OR ANY OTHER PARTY AT ANY TIME.

All questions as to the form of documents and validity, eligibility (including time of receipt), conformity and regularity of and revocation of Consents will be determined by us, in our sole discretion, and our determination will be final and binding. We reserve the absolute right to reject any and all Consents that we determine are not in proper form or payment for which may, in the opinion of our counsel, be unlawful. We also reserve the absolute right in our sole discretion to waive any defect or irregularity in the Consent of any particular Holder, whether or not similar defects or irregularities are waived in the case of any other Holders. Our interpretation of the terms and conditions of this Solicitation (including the instructions in the Consent) will be final and binding. None of the Trustee, the Information and Tabulation Agent, the Solicitation Agent, us or any other person will be under any duty to give notification of any defects or irregularities in Consents or will incur any liability for failure to give any such notification.

If the Securities to which a Consent relates are held by two or more joint Holders, each such Holder must sign the Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to us of such person’s authority so to act. If the Securities are held in different names, a separate Consent must be executed covering each name.

If a Consent relates to fewer than all Securities held of record as of the Record Date by the Holder providing such Consent, such Holder must indicate on the Consent the aggregate dollar amount (in integral multiples of $25) of such Securities to which the Consent relates. Otherwise, the Consent will be deemed to relate to all Securities held by such Holder. The Consent Fee will be paid only for such portion of the Securities to which a Consent relates. Calculations of the Consent Fee will be rounded up to the nearest cent.

Revocation of Consents

Any Holder of Securities as of the Record Date that has submitted a Consent may revoke such Consent, in whole or in part, by delivering written notice of revocation to the Information and Tabulation Agent on or prior to the earlier of the Expiration Date and the Announcement Date. To be effective, the written notice of revocation must be signed by the same Holder and in the same manner as the original Consent. Any revocation will apply to all Securities held by the Holder providing the revocation notice as to which a Consent was previously delivered, unless a lesser portion of such Securities as to which a Consent was previously delivered is expressly indicated in such notice of revocation. Holders that revoke their Consents will not be eligible to receive the Consent Fee as to the portion of the Securities for which a Consent was validly revoked, and any relevant Retail Processing Dealer will not be eligible to receive the Retail Processing Fee as to the portion of the Securities for which a Consent was validly revoked. A beneficial owner of Securities who is not the Holder of such Securities must instruct the Holder of such Securities to revoke any Consent already given with respect to such Securities.

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A valid revocation of a Consent by a Holder may be rescinded by the execution and delivery of a letter revoking the Consent containing the same identifying information set forth in the Consent or the delivery of a later dated Consent pursuant to the procedures described herein.

We reserve the right to contest the validity of any revocation and all questions as to the validity of notices of revocation will be determined by us, in our sole determination, which will be final and binding. None of the Company, its subsidiaries and affiliates, the Solicitation Agent, the Trustee, the Information and Tabulation Agent, the transfer agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of revocation or incur any liability for failure to give any such notification.

Consent; Representations, Warranties and Covenants of Holders of Securities

Upon the submission of the Consent, or agreement to the terms of the Consent, each Holder, or the beneficial owner of such Securities on behalf of which the Holder has consented, will be deemed to acknowledge, represent, warrant and agree that (i) such Holder, or duly designated proxy, of the Securities indicated in the Signature Annex in the Consent has full power and authority to take the action indicated in the Consent in respect of such Securities, (ii) in evaluating this Solicitation, such Holder has made its own independent appraisal of this Solicitation and is not relying on any statement, representation or warranty, express or implied, made by the Trustee, the Solicitation Agent or the Information and Tabulation Agent not contained in this Statement or the Consent, (iii) such Holder is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, and (iv) the Company has made available to the Holder or its agents all documents and information requested by it or on its behalf relating to the Proposed Amendment, including this Statement. These representations shall be deemed to be repeated and reconfirmed on the Expiration Date (if not already elapsed at the time of giving the Consent).

Expiration Date; Extensions; Amendment

Subject to the terms hereof, we reserve the right, in our sole discretion:

•	to terminate or amend, waive or modify any of the terms of this Solicitation, including increasing the Consent Fee or the Retail Processing Fee, or changing the Record Date, at any time on or prior to the Expiration Date and for any reason, by giving notice to the Solicitation Agent and the Information and Tabulation Agent;
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•	to extend this Solicitation for any reason; and

•	not to extend this Solicitation beyond the original Expiration Date or any date to which this Solicitation has been previously extended.

Consents submitted prior to the public announcement of an extension of this Solicitation as provided below will continue to remain in effect after the public announcement of such extension unless validly revoked. In the event we determine to extend the Expiration Date, we will notify the Information and Tabulation Agent in writing or orally (confirmed in writing) of any extension, amendment or termination and will make a public announcement thereof, each not later than 9:00 a.m., New York City time, on the first business day following the previously scheduled Expiration Date. We may extend this Solicitation on a daily basis or for such specified period of time as we may determine in our sole discretion. Failure by any Holder or beneficial owner of the Securities to be so notified or learn of such public announcement will not affect the extension of this Solicitation. Unless validly revoked, each properly executed and delivered Consent by a Holder will be counted notwithstanding any subsequent extension of this Solicitation.

If we, in our sole determination, make a material change in the terms of this Solicitation or in the information concerning this Solicitation or if we waive a material condition to this Solicitation, or terminate this Solicitation prior to the Expiration Date, we will disclose such change or waiver in a public announcement and, if required by applicable law, disseminate additional solicitation materials. However, if we, in our sole determination, make a material change in the terms of the Proposed Amendment or reduce the Consent Fee (a “Specified Material Event”), we will notify the Information and Tabulation Agent and the Solicitation Agent of such Specified Material Event and, thereafter, disseminate additional solicitation materials such that Holders will be given an opportunity to change their previously delivered Consent and deliver a new Consent in connection with such Specified Material Event.

Without limiting the manner in which we may choose to make any public announcements, we will have no obligation to publish, advertise or otherwise communicate any such public announcement other than by issuing a news release to any appropriate news agency.

Fees and Expenses

Subject to the terms of the Merger Agreement, Nassau will reimburse us for all documented out-of-pocket third-party costs incurred by the Company and its subsidiaries, and their respective officers, directors, managers, members, employees, advisors, agents or representatives, in connection with this Solicitation. This would include the fees and expenses of the Solicitation Agent, the Solicitation Agent’s counsel and the Information and Tabulation Agent (other than printing and mailing expenses), as well as any amounts paid to the Trustee under the Indenture including its reasonable and customary compensation for its services in connection with this Solicitation, plus reimbursement for expenses.

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Brokers, dealers, commercial banks, trust companies and other nominees will be reimbursed by the Information and Tabulation Agent, by application of funds provided by us, for customary mailing and handling expenses incurred by them in forwarding material to their customers. In addition to the Consent Fee, we will pay, if applicable, any relevant Retail Processing Dealer a cash payment equal to the Retail Processing Fee. We will pay all other fees and expenses attributable to this Solicitation and the execution of the Fourth Supplemental Indenture (other than expenses incurred by Holders or beneficial owners of Securities). As described above, subject to the terms of the Merger Agreement, Nassau will reimburse us for all of our fees and expenses in connection with this Solicitation.

Other

This Solicitation may also be made by mail, telephone, facsimile or electronic means or in person by our directors, officers and employees and our affiliates, who will not receive additional compensation therefor.

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RISK FACTORS

We are subject to risks and uncertainties, any of which could have a significant or material adverse effect on our business, financial condition, liquidity or consolidated financial statements. In addition, participating in this Solicitation involves certain risks. Before deciding whether or not to submit the Consent, you should carefully consider the risk factors described below. The risks described herein are not the only ones we face. For additional considerations with respect to the Company, we refer you to the risk factors and other risks and uncertainties discussed in the SEC Reports that we file with the SEC from time to time. This information should be considered carefully together with the other information contained in this Statement and the reports and materials we file with the SEC.

Risks Related to the Solicitation

If the Requisite Consents for the Proposed Amendment are not received and the Merger is consummated, the Company may not be required pursuant to the terms of the Indenture to deliver to the Trustee all of the information required by the Proposed Amendment.

Pursuant to the terms of the Merger Agreement, the Company has agreed, at Nassau’s sole expense, to use its reasonable best efforts to solicit bondholders to amend the Indenture. If the Merger is consummated and the Company is no longer required to file SEC Reports with the SEC and is not otherwise required to file reports with the Trustee or the SEC pursuant to the Trust Indenture Act, the Proposed Amendment would require the Company to deliver to the Trustee certain annual financial statements, quarterly financial statements and reports on certain current events. There can be no assurance that we will receive the Requisite Consents to the Proposed Amendment on a timely basis, or at all. Upon consummation of the Merger, the Company will be a wholly owned subsidiary of Nassau and the Company may determine to delist the Securities from the NYSE or deregister the Securities under the Exchange Act at that time. If the Proposed Amendment is not approved and effective at that time, then the Company may not be required to provide to the Holders the financial statements and related information of the Company as set forth in the Proposed Amendment.

The Solicitation and the payment of any Consent Fee are subject to the satisfaction or waiver by the Company of certain conditions, including the receipt by the Company of the Requisite Consents. There can be no assurance that such conditions will be met or waived. If those conditions are not met or waived and the Solicitation is not consummated, Holders will not receive the Consent Fee.

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U.S. Federal Income Tax Consequences of Consent Fee.

Generally, the adoption of the Proposed Amendment and the receipt of the Consent Fee by a holder of the Securities would only result in a “deemed exchange” of the Securities for new securities if there is a significant modification of the outstanding debt security. Although not entirely free from doubt, the adoption of the Proposed Amendment and receipt of the Consent Fee should not result in a significant modification. Accordingly, the Holder should have no gain or loss or change in its basis in such Securities as a result of a deemed exchange. The applicable rules, however, are complex and Holders of Securities should consult their tax advisors regarding the possible U.S. federal income tax effects of the Proposed Amendment and payment of the Consent Fee. See “Certain U.S. Federal Income Tax Consequences.”

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certain covenants

Section 704 of the Indenture as currently in effect requires us to file with the Trustee, within 15 days after the Company is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act.

THE PROPOSED AMENDMENT

The Proposed Amendment

The Indenture provides that the Trustee and the Company may enter into a supplemental indenture for the purpose of adding any provisions to or changing in any manner any of the provisions of the Indenture with the written consent of holders of not less than a majority in principal amount of the outstanding Securities issued under the Indenture. Consequently, we are soliciting Consents from Holders of the Securities with respect to the Proposed Amendment. If the Requisite Consents are received, the Company intends to promptly execute the Fourth Supplemental Indenture. However, the Proposed Amendment contained in the Fourth Supplemental Indenture will not become effective unless, and until, the Merger is consummated and the other conditions to effectiveness set forth herein have been met or waived.

Text of the Proposed Amendment to Indenture: The Proposed Amendment amends Section 704 of the Indenture. Below is the form of the Proposed Amendment to Section 704 of the Indenture, marked to show changes from the current text of Section 704. Text that is proposed to be added to Section 704 of the Indenture by the Proposed Amendment is bold and double underlined, and text that remains unchanged is unmarked but is included herein for contextual reasons. We reserve the right to change the actual language of the Proposed Amendment, provided that such change does not materially alter the purpose or substance of the Proposed Amendment as described in this Statement.

Section 704 of the Indenture is amended to read in its entirety as follows:

Section 704.  Reports by Company.

The Company shall, except as otherwise provided in this Section 704:

(1)           file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission under the Trust Indenture Act, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

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(2)           file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

  (3)           transmit by mail, to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to Clauses (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

If the Company is not otherwise required to file information, documents or reports with the Trustee or the Commission pursuant to any of the preceding provisions of this Section 704, then the Company shall deliver to the Trustee (1) within one hundred and twenty (120) days following the end of each fiscal year of the Company, the consolidated financial statements of the Company for such year prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), together with a report thereon by the Company’s independent auditors (it being understood that the Company shall not be required to include any separate consolidating financial information with respect to the Company, any Subsidiary, any joint venture or any other Affiliate of the Company, or any separate financial statements or information for the Company, any Subsidiary, any joint venture or any other Affiliate of the Company), (2) within sixty (60) days after the end of each of the first three fiscal quarters in each fiscal year of the Company, the condensed consolidated financial statements of the Company for such quarter prepared in accordance with GAAP (it being understood that the Company shall not be required to include any separate consolidating financial information with respect to the Company, any Subsidiary, any joint venture or any other Affiliate of the Company, or any separate financial statements or information for the Company, any Subsidiary, any joint venture or any other Affiliate of the Company), and (3) information substantially similar to the information that would be required to be included in a Current Report on Form 8-K filed with the Commission by the Company (if the Company were required to prepare and file such form) pursuant to Item 1.03 (Bankruptcy or Receivership), 2.01 (Completion of Acquisition or Disposition of Assets), 4.01 (Changes in Registrant’s Certifying Accountant) or 5.01 (Changes in Control of Registrant) of such form or similarly corresponding items of any revisions implemented by the Commission to such form (and in any event excluding, for the avoidance of doubt, the financial statements, pro forma financial information and exhibits, if any, that would be required by Item 9.01 (Financial Statements and Exhibits) of such form), within five (5) Business Days after the date of filing that would have been required for a Current Report on Form 8-K (it being understood that the Company will be deemed to have satisfied the foregoing requirements if any parent of the Company furnishes or makes available information of the type otherwise so required within the applicable time periods and the Company is not required to make available such information separately under the applicable rules and regulations of the Commission (after giving effect to any exemptive relief) because of the filings by such parent). The Trustee shall have no duty to examine any such reports, information or documents. In connection with this paragraph, it is understood that the Company shall not be required to (a) comply with Section 302, Section 404 and Section 906 of the Sarbanes-Oxley Act of 2002, as amended, or related Items 307, 308 and 308T of Regulation S-K under the Securities Act or (b) comply with Rule 3-10 and Rule 3-16 of Regulation S-X under the Securities Act.

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Notwithstanding any other provision of this Section 704 or this Indenture, the documents and reports referred to in this Section 704 that the Company would have been required to file with the Trustee on any date on or before the Covenant Reversion Date, but for this sentence, will not be required to be filed by the Company until the Covenant Reversion Date, and the filing by the Company with the Commission of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, its Annual Report on Form 10-K for the year ended December 31, 2012, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013, its Annual Report on Form 10-K for the year ended December 31, 2013 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 on or prior to the Covenant Reversion Date shall fully satisfy the requirement to file reports with the Trustee for any periods prior to the Covenant Reversion Date.

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CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of certain U.S. federal income tax consequences of the Proposed Amendment and payment of the Consent Fee that may be relevant to a beneficial owner of Securities as of the Record Date.  The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, rulings of the Internal Revenue Service (the “IRS”), and judicial decisions now in effect, all of which are subject to change.  Any such change could apply retroactively and could adversely affect the tax consequences described below. The discussion does not deal with classes of beneficial owners subject to special tax rules under U.S. federal income tax law (for example, tax-exempt organizations, insurance companies, banks and other financial institutions, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting, real estate investment trusts, regulated investment companies, individual retirement accounts, qualified pension plans, persons who hold Securities as part of a straddle, hedging, constructive sale, conversion or other integrated transaction, U.S. Holders whose functional currency is not the U.S. dollar, U.S. expatriates, controlled foreign corporations, passive foreign investment companies and corporations that accumulate earnings to avoid U.S. federal income tax), and does not describe any alternative minimum tax consequences or tax consequences arising out of the laws of any state, local or foreign jurisdiction.

We have not sought any ruling from the IRS with respect to the statements made and the conclusions reached in this discussion, and there can be no assurance that the IRS will agree with such statements and conclusions.  Thus, each Holder should consult its own tax advisor with regard to the Proposed Amendment, the payment of the Consent Fee and the application of U.S. federal income tax laws, as well as the laws of any state, local or foreign taxing jurisdictions, to its particular situation.

For purposes of this discussion, the term “U.S. Holder” means a beneficial owner of the Securities who or which is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or an entity that is classified as a corporation for such purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust that (a) is subject to the primary supervision of a U.S. court and which has one or more U.S. persons who have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

For purposes of this discussion, a “Non-U.S. Holder” means a beneficial owner of the Securities who or which is not a U.S. Holder or an entity treated as a domestic or foreign partnership.

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Special rules, not discussed in this Statement, may apply to persons holding Securities through entities treated as partnerships for U.S. federal income tax purposes, and those persons should consult their own tax advisors in that regard.

Tax Consequences of Consenting to the Proposed Amendment

Consent Fee.  The tax consequences of a U.S. Holder’s receipt of the Consent Fee are unclear.  We intend to treat the Consent Fee for U.S. federal income tax purposes as a fee paid to a U.S. Holder in consideration of such holder’s consent to the Proposed Amendment.  Alternatively, the Consent Fee might be treated as a payment of additional or accrued interest on the Securities, or consideration received upon a deemed exchange of the “new” Securities for “old” Securities, in which case, the Consent Fee would constitute part of the applicable U.S. Holder’s amount realized in the deemed exchange. Assuming fee treatment, a consenting U.S. Holder would recognize ordinary income in the amount of the Consent Fee received, without any reduction by any portion of a U.S. Holder’s tax basis in the Securities. In addition, depending on how the Consent Fee is characterized, the payment may be subject to an additional 3.8% net investment income tax which is imposed on net investment income for individual taxpayers above certain income thresholds. U.S. Holders should consult their own tax advisors to determine whether this tax applies to the Consent Fee.

Proposed Amendment.  The tax treatment of a U.S. Holder will depend upon whether, for U.S. federal income tax purposes, the adoption of the Proposed Amendment and the receipt of the Consent Fee constitute a “significant modification” to the Securities, which would result in a deemed exchange (a “Deemed Exchange”) of the Securities for new securities (the “New Securities”).

If neither the adoption of the Proposed Amendment nor the receipt of the Consent Fee results in a significant modification with respect to the Securities, such events will not constitute a Deemed Exchange.

Treasury regulations specifically address whether or not the modifications to the terms of a debt instrument will result in a deemed exchange of that debt instrument for U.S. federal income tax purposes.  Generally, the modification of the terms of a debt instrument will be treated as a deemed exchange of an old debt instrument for a new debt instrument if such modification is a significant modification.  Under applicable Treasury regulations, the modification of a debt instrument generally is a significant modification only if, among other things, based on all the facts and circumstances and taking into account all modifications (other than certain specified modifications) of the debt instrument collectively, the modification effects an alteration of the legal rights and obligations under such instruments in a manner that is “economically significant.”  In general, two or more modifications of a debt instrument over any period of time constitute a significant modification if, had they been done as a single change, the change would have resulted in a significant modification. This general rule does not apply to certain specified modifications, including changes to (i) customary accounting or financial covenants and (ii) the yield of a debt instrument.

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The regulations provide that a modification of a debt instrument that adds, deletes or alters customary accounting or financial covenants is not a significant modification.  The Proposed Amendment should be viewed as altering or deleting customary accounting or financial covenants and therefore not a significant modification.

In addition, the regulations provide specific rules for determining whether a change in yield constitutes a significant modification. A change in the yield of a debt instrument is a significant modification under the regulations if the yield of the modified instrument (determined by taking into account any payments made to the U.S. Holder as consideration for the modification) varies from the yield on the unmodified instrument (determined as of the date of the modification) by more than the greater of 25 basis points or 5 percent of the annual yield of the unmodified instrument. Due to the amount of the Consent Fee, the payment of such fees would not result in a significant modification.

Accordingly, U.S. Holders should not recognize any gain or loss for U.S. federal income tax purposes upon the adoption of the Proposed Amendment and should have the same adjusted tax basis and holding period in their Securities after the adoption of the Proposed Amendment that such U.S. Holders had in such Securities immediately before such adoption. Even if the IRS took the position that there was a significant modification, the Deemed Exchange would likely be treated as a recapitalization and therefore have the same U.S. federal income tax consequences as those described in the preceding sentence. However, U.S. Holders should be aware that the conclusions set forth above are not binding on the IRS or the courts, and no ruling is being requested from the IRS.

In light of the complexity of the applicable rules, U.S. Holders are encouraged to consult their tax advisors regarding the risk that the adoption of the Proposed Amendment constitutes a significant modification for U.S. federal income tax purposes and the tax consequences to them if the events are so treated.

Backup Withholding and Information Reporting

Information returns may be filed with the IRS in connection with the payment of a Consent Fee to a U.S. Holder. A U.S. Holder generally will be subject to backup withholding on the Consent Fee, if paid, unless such U.S. Holder (i) certifies that it is a corporation or comes within certain other exempt categories, or (ii) provides a correct taxpayer identification number, certifies that it is not subject to backup withholding and otherwise complies with applicable requirements of the backup withholding rules.  The amount of any backup withholding from the Consent Fee, if paid, will be allowed as a credit against such U.S. Holder’s U.S. federal income tax liability and may entitle such U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

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Non-U.S. Holders

Although it is not entirely clear that withholding of U.S. federal income tax is applicable to the payment of the Consent Fee to a Non-U.S. Holder, we intend to withhold such tax from any Consent Fee paid to a Non-U.S. Holder at a rate of 30 percent, unless the Non-U.S. Holder provides to the applicable withholding Agent a properly executed (a) IRS Form W-8BEN (or a permissible substitute) claiming an exemption from (or reduction in) withholding under the benefit of an applicable income tax treaty or (b) IRS Form W-8ECI stating that the Consent Fee is not subject to withholding tax because it is effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States.  Non-U.S. Holders should consult their own tax advisors regarding the availability of a refund of any tax withheld.

FATCA

Although it is not entirely clear, FATCA withholding may apply to the Consent Fee if the requirements described below are not satisfied. Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) on certain types of payments made to a non-U.S. financial institution and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on payments of interest on, or gross proceeds from the sale or other disposition after December 31, 2018 of, a debt instrument issued by a U.S. corporation made to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code), unless (i) the foreign financial institution undertakes certain diligence and reporting obligations, (ii) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner, or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (i) above, it must enter into an agreement with the Treasury Department requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States owned foreign entities” (each as defined in the Code), annually report certain information about such accounts, and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Prospective investors should consult their tax advisors regarding the potential application of withholding under FATCA to the Consent Fee.

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WHERE YOU CAN FIND MORE INFORMATION

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that we file at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from the SEC’s web site at www.sec.gov, and at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. In addition, the Company’s filings with the SEC are available on its website, www.phoenixwm.com in the Investor Relations section, under the heading “SEC Filings.” We refer you to the following documents, which we have filed with, or furnished to, the SEC:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on March 31, 2015;

•	our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2015, June 30, 2015 and September 30, 2015, filed with the SEC on May 11, 2015, August 10, 2015, and November 9, 2015 respectively;

•	our Current Reports on Form 8-K filed or furnished on February 6, 2015, February 27, 2015, March 31, 2015, May 1, 2015, May 4, 2015, May 6, 2015, May 12, 2015, May 14, 2015, May 15, 2015, June 3, 2015, June 11, 2015, July 6, 2015, July 16, 2015, July 29, 2015, August 10, 2015, August 11, 2015, September 29, 2015, September 30, 2015, November 9, 2015, November 12, 2015, December 11, 2015, and December 17, 2015; and

•	Definitive Proxy Statement on Schedule 14A filed on November 18, 2015.

If we, in our sole determination, make a material change in the terms of this Solicitation or in the information concerning this Solicitation or if we waive a material condition to this Solicitation, or terminate this Solicitation prior to the Expiration Date, we will disclose such change or waiver in a public announcement and, if required by applicable law, disseminate additional solicitation materials. However, if a Specified Material Event occurs, we will notify the Information and Tabulation Agent and the Solicitation Agent of such Specified Material Event and, thereafter, disseminate additional solicitation materials such that Holders will be given an opportunity to change their previously delivered Consent and deliver a new Consent in connection with such Specified Material Event. With respect to material developments other than Specified Material Events, we may disclose those material developments on a news release or in a filing with the SEC. Without limiting the manner in which we may choose to make any public announcements, we will have no obligation to publish, advertise or otherwise communicate any such public announcement other than by issuing a news release to any appropriate news agency.

You may request a copy of these filings by writing, or telephoning, e-mailing or downloading documents.

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The Phoenix Companies, Inc.
One American Row
Hartford, CT 06102-5056
Attention: Corporate Secretary

Telephone: (860) 403-7100
E-mail: corporate.secretary@phoenixwm.com

The information on any web site which might be accessible through a hyperlink resulting from this or any other URL referenced in this Statement is not intended to be part of this Statement and is not incorporated herein by reference.

You should rely only on the information provided in this Statement and in our referenced filings. We have not authorized anyone to provide you with different information. You should not assume that the information in this Statement is accurate as of any date other than that on the front cover of this Statement.

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SOLICITATION AGENT; INFORMATION AND TABULATION AGENT

In connection with this Solicitation, we have retained Morgan Stanley & Co. LLC to serve as our Solicitation Agent and D.F. King & Co., Inc. to serve as our Information and Tabulation Agent. We have agreed to indemnify the Solicitation Agent and the Information and Tabulation Agent against certain liabilities and expenses. At any time, the Solicitation Agent may trade the Securities for its own account or for the accounts of its customers and, accordingly, may have a long or short position in the Securities. The Solicitation Agent and its affiliates have provided in the past, and may be currently providing, other investment banking, commercial banking and/or financial advisory services to us.

We have not authorized any person (including the Solicitation Agent and the Information and Tabulation Agent) to give any information or make any representations in connection with this Solicitation other than as set forth herein and, if given or made, such information or representations must not be relied upon as having been authorized by us, the Trustee, the Information and Tabulation Agent, the Solicitation Agent or any other person.

Requests for assistance in filling out and delivering Consents or for additional copies of this Statement or the Consent may be directed to the Information and Tabulation Agent at its address and telephone number set forth on the back cover of this Statement. Holders may request a copy of the Indenture from the Information and Tabulation Agent.

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The Information and Tabulation Agent for this Solicitation is:

D.F. KING & CO., INC.

48 Wall Street, 22nd Floor
New York, NY 10005
Banks and brokers call (collect): +1 (212) 269-5550
All others call toll free: +1 (866) 620-2535
Fax: +1 (212) 709-3328
Confirmation: +1 (212) 493-6940

Email: pfx@dfking.com

Attn: Krystal Scrudato

Any questions or requests for assistance or for additional copies of this Statement or related documents may be directed to the Information and Tabulation Agent at one of its telephone numbers set forth above. A Holder (or a beneficial owner that is not a Holder) may also contact the Solicitation Agent or the Information and Tabulation Agent at their respective telephone numbers set forth above and below or its broker, dealer, commercial bank, trust company or other nominee for assistance concerning this Solicitation.

The Solicitation Agent for this Solicitation is:

MORGAN STANLEY & CO. LLC

1585 Broadway | Floor 04
New York, NY 10036
Attn: Liability Management
Toll-Free: +1 (800) 624-1808
Collect: +1 (212) 761-1057

THE PHOENIX COMPANIES, INC.

FORM OF CONSENT

For Consents to the Amendments to Indenture

With Respect to

$300,000,000 7.45% Quarterly Interest Bonds due 2032 (CUSIP 71902E 20 8) (NYSE:PFX)

In Consideration of a Consent Fee of $0.0625 per $25 principal amount of the Securities

Pursuant to the Consent Solicitation Statement, dated January 7, 2016

To D.F. King & Co., Inc., as Information and Tabulation Agent

By facsimile transmission:
(for Eligible Institutions only)
+1 (212) 709-3328
Confirmation:
+1 (212) 493-6940
Attn: Krystal Scrudato

By e-mail:
pfx@dfking.com

By Registered Mail, Overnight Courier or by Hand:

48 Wall Street, 22nd floor
New York, New York 10005

THE SOLICITATION WITH RESPECT TO THE SECURITIES WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 9, 2016 (OR SUCH DATE AND TIME TO WHICH THE COMPANY MAY EXTEND IT FROM TIME TO TIME, THE “EXPIRATION DATE”).

CONSENTS ARE TO BE DELIVERED TO THE INFORMATION AND TABULATION AGENT ON OR PRIOR TO THE EXPIRATION DATE.

CONSENTS MAY BE REVOKED ON OR PRIOR TO THE EARLIER OF THE EXPIRATION DATE AND THE ANNOUNCEMENT DATE (AS DEFINED HEREIN), BUT NOT THEREAFTER.

The Solicitation is being made by The Phoenix Companies, Inc. (the “Company”) pursuant to the Consent Solicitation Statement dated January 7, 2016 (the “Statement”) only to Holders of record of the Securities as of 5:00 p.m., New York City time, on January 6, 2016 (as the same may be changed from time to time as provided in the Statement, such time and date, the “Record Date”). Capitalized terms used but not defined in this form of Consent (this “Consent”) have the meanings set forth in the Statement, unless otherwise defined herein.

The instructions contained in the Statement and this Consent should be read carefully before this Consent is completed. None of the Company, the Solicitation Agent, the Information and Tabulation Agent, the Trustee or any of their affiliates is making any recommendation as to whether or not you should Consent. You must make your own decision after reading the Statement, this Consent, and any other materials disseminated to you, or to which the Company refers you, in connection with the Solicitation, and after consulting with your financial and other advisors.

As of the Record Date, all $268,620,300 principal amount of the Securities (representing $300,000,000 in principal amount originally issued less $31,379,700 in principal amount previously held by the Company and cancelled in March 2013) were held of record by The Depository Trust Company (“DTC”) or its nominee on behalf of participants in DTC (“DTC Participants”). For purposes of the Solicitation, DTC has authorized DTC Participants set forth in the position listing of DTC as of the Record Date to execute and deliver Consents as if they were Holders of the Securities held of record in the name of DTC or in the name of its nominee. Any beneficial owner whose Securities are held through a broker, dealer, commercial bank, trust company or other nominee who wishes to deliver a Consent should contact the Holder of its Securities promptly and instruct such Holder to deliver a Consent on its behalf.

Holders who wish to deliver a Consent to the Proposed Amendment should mail, hand deliver, send by overnight courier or send by facsimile or e-mail (confirmed by physical delivery) their properly completed and duly executed Consent and any other required documents to the Information and Tabulation Agent at its facsimile number, e-mail address or mailing address set forth above for receipt on or prior to the Expiration Date. The method of delivery of this Consent and all other required documents to the Information and Tabulation Agent is at the risk of the Holder, and the delivery will be deemed made only when actually received by the Information and Tabulation Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Consent should be sent to any person other than the Information and Tabulation Agent. Notwithstanding the foregoing, the Company reserves the right (but is not obligated) to accept any Consent received by it, the Trustee or the Solicitation Agent and by any other reasonable means or in any form that reasonably evidences the giving of Consent to the Proposed Amendment.

If certain conditions set forth in the Statement are satisfied, the Company will pay to each Holder who has delivered a valid Consent that has not been validly revoked pursuant to the terms of the Statement a cash payment equal to $0.0625 per $25 principal amount of Securities to which the Consent relates (the “Consent Fee”). Subject to the conditions set forth in the Statement, the Consent Fee will be paid promptly after the Expiration Date (but no later than ten days after the Expiration Date) by deposit of funds with the Information and Tabulation Agent acting as agent for the Holders for the purpose of receiving payments from the Company and transmitting such payments to the Holders. With respect to any Consents validly received and not validly revoked, and accepted from a beneficial owner with holdings in an aggregate principal amount of Securities less than or equal to $250,000, the Company will pay, if applicable, any relevant Retail Processing Dealer (as defined in the Statement) a cash payment equal to $0.0625 per $25 principal amount of Securities to which such Consent relates (the “Retail Processing Fee”). Calculations of the Consent Fee and the Retail Processing Fee will be rounded up to the nearest cent. Holders who do not provide a Consent, and Holders who validly revoke a Consent, prior to the Expiration Date will not receive the Consent Fee.

CONSENT

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned acknowledges receipt of the Statement and that the terms and conditions of the Statement shall be incorporated in, and form a part of, this Consent, which shall be read and construed accordingly. The effectiveness of the Proposed Amendment and payment of any Consent Fee is subject to the conditions set forth in the Statement under “The Solicitation – Conditions to the Payment of the Consent Fee, the Retail Processing Fee and the Effectiveness of the Consents.”

The undersigned hereby acknowledges, represents, warrants and agrees that (i) the undersigned is a Holder, or duly designated proxy, of the Securities indicated in the Signature Annex and has full power and authority to take the action indicated below in respect of such Securities, (ii) in evaluating the Solicitation, the undersigned has made its own independent appraisal of the Solicitation and is not relying on any statement, representation or warranty, express or implied, made by the Trustee, the Solicitation Agent or the Information and Tabulation Agent not contained in the Statement or this Consent, (iii) the undersigned is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, and (iv) the Company has made available to the undersigned or its agents all documents and information requested by it or on its behalf relating to the Proposed Amendment, including the Statement. The representations of the undersigned shall be deemed to be repeated and reconfirmed on the Expiration Date (if not already elapsed at the time of giving this Consent). The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to properly deliver the undersigned’s Consent.

In addition, the undersigned acknowledges that (i) the undersigned must comply with the provisions of this Consent, and complete the information required herein, to validly deliver a Consent to the Proposed Amendment, (ii) a Consent delivered pursuant to any one of the procedures described under the heading “The Solicitation – Procedures for Providing Consents” in the Statement will constitute a binding agreement between the undersigned and the Company subject to the terms and conditions of the Solicitation contained in the Statement and herein, and (iii)  in connection with the Solicitation, the undersigned may only revoke a Consent pursuant to the procedures described herein and in the Statement.

By delivering its Consent, the undersigned acknowledges that it is and shall be deemed to be agreeing and acknowledging that it approves the Proposed Amendment in its entirety and the substance of the Fourth Supplemental Indenture, the execution and delivery thereof, the adoption and implementation thereof and all related matters (and directs the Trustee to enter into the Fourth Supplemental Indenture), and waives and releases any objections, claims and causes of action in respect of or related to any of the foregoing against any of the Company, the Solicitation Agent, the Trustee or the Information and Tabulation Agent and their respective officers, employees, attorneys, advisors, directors and affiliates.

Execution and delivery of a Consent by the Holders of a majority in aggregate principal amount of outstanding Securities shall constitute notice to the Trustee of the Proposed Amendment.

The undersigned acknowledges that by submitting this Consent, it is giving its Consent to the Proposed Amendment with respect to the aggregate principal amount of Securities specified in the Signature Annex, and that this Consent relates to the aggregate principal amount of Securities the undersigned specified by completing the appropriate spaces in the Signature Annex.

Unless otherwise specified in the Signature Annex below, this Consent relates to the total aggregate principal amount of Securities held of record by the undersigned as of the close of business on the Record Date. If this Consent relates to less than the total aggregate principal amount of Securities so held, the undersigned must list on the relevant table in the Signature Annex below the principal amount of Securities for which its Consent is given.

The undersigned authorizes the Information and Tabulation Agent to deliver this Consent and any proxy delivered in connection herewith to the Company and the Trustee as evidence of the undersigned’s actions with respect to this Consent.

In the event of any inconsistency between the terms of this Consent and the Statement, the terms of the Statement shall govern. The undersigned acknowledges that the Company expressly reserves the right to terminate the Solicitation in respect of the Securities for any reason on or prior to the Expiration Date. If the Solicitation in respect of the Securities is terminated, then each Consent in respect of the Securities will be voided and no Consent Fee will be paid.

All questions as to the form of documents and validity, eligibility (including time of receipt), delivery and revocation of the Consent will be determined by the Company in its sole discretion, and the Company’s determination will be final and binding absent a finding to the contrary by a court of competent jurisdiction.

HOLDERS OF SECURITIES SHOULD NOT TENDER OR DELIVER SECURITIES AT ANY TIME.

SIGNATURE ANNEX

THE PHOENIX COMPANIES, INC. – Consent Solicitation Statement, dated January 7, 2016

A DTC Participant must execute this Consent exactly as its name appears on DTC’s position listing as of the Record Date.

1.	The DTC Participant signing this Signature Annex is:

DTC Participant Account Number

Name:

Address:

Contact Person:

Tax Identification Number:

Telephone:

E-mail address:

2.	By executing this Consent, the Holder hereby:

☐	provides its Consent to the Proposed Amendment; or

☐	withholds its Consent.

If this Consent is executed and no election is made with respect to this Item 2, the undersigned will be deemed to have consented to the Proposed Amendment.

3.	The Securities with respect to which this Signature Annex relates and with respect to which you Consent to the Proposed Amendment are:

Securities	CUSIP	Principal Amount of Securities for which Consent is being given
7.45% Quarterly Interest Bonds due 2032	71902E 20 8	$

If no principal amount is indicated in this Item 3, this Consent will be deemed to relate to the entire aggregate principal amount of Securities beneficially owned by the undersigned as set forth in the position listing of DTC as of the Record Date.

4.	The undersigned hereby makes all acknowledgments, representations, warranties, agreements and authorizations described in this Consent and the Statement to which this Signature Annex relates.

Signature of Authorized Signatory:

Name of Authorized Signatory and Title:

Name of Firm:

Address:

Telephone:

E-mail address:

Date:

5.	The Consent Fee may be paid by wire transfer or by check. Please indicate below and if applicable please indicate in the boxes below any special payment instructions or special delivery instructions.

For payment by wire transfer: Complete Wire Transfer Instructions.

WIRE TRANSFER INSTRUCTIONS
(Please Print)

Bank Name:

City, State:

ABA/Routing #:

SWIFT #:

IBAN#:

Account Name:

Checking A/C #:

f/f/c #:

Re:

For payment by check: Complete Special Payment or Special Delivery Instructions, as applicable.

SPECIAL PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if a check for Consent Fee is to be issued in the name of and sent to someone other than the undersigned.	To be completed ONLY if a check for Consent Fee is to be sent to someone other than the undersigned, or the undersigned at an address other than that indicated on the “Signature Annex” to this document.

Issue Check to:	Mail Check to:

Name:	Name:
(Please Print)	(Please Print)

Address:
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number(s)* of Payee)	(Include Zip Code)

* Please also complete the enclosed Substitute Form W-9 or applicable IRS Form W-8, as appropriate.

PAYER’S NAME:
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service (IRS) Payer’s Request for Taxpayer Identification Number (TIN)	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE “APPLIED FOR” AND SIGN THE CERTIFICATION BELOW.	________________________________ Social Security Number OR ________________________________ Taxpayer Identification Number ☐ Exempt

Please fill in your name and address below.

_____________________________

Name

_____________________________

Business Name

_____________________________

Address (number and street)

_____________________________

City, State and Zip Code

Exemptions (see instructions):

_____________________________

Exempt payee code (if any)

_____________________________

Exemption from FATCA reporting code (if any)

Part 2 — Certification — Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding,

(3)    I am a U.S. person (as defined for U.S. federal income tax purposes), and

(4)    The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

   ______________________________________________________________

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”.

Signature: ______________________________    Date:   ___________________

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payments are made, all reportable payments made to me will be subject to backup withholding.

Signature:   ________________________________________    Date:   _______________________________

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

What Name and Number to Give the Requester

Name

If you are an individual, you must generally enter the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

Sole Proprietor—You must enter your individual name as shown on your Social Security card. You may enter your business, trade or “doing business as” name on the business name line.

Limited Liability Company (LLC)—If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations § 301.7701-3, enter the owner’s name. Enter the LLC’s name on the business name line. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Other Entities—Enter the business name as shown on required federal income tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or “doing business as” name on the business name line.

Taxpayer Identification Number (TIN)

You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to get a Social Security number, your taxpayer identification number is your IRS individual taxpayer identification number (ITIN). Enter it in the Social Security number box. If you do not have an individual taxpayer identification number, see How to Get a TIN below. If you are a sole proprietor and you have an employer identification number, you may enter either your Social Security number or employer identification number. However, using your employer identification number may result in unnecessary notices to the requester, and the IRS prefers that you use your Social Security number. If you are an LLC that is disregarded as an entity separate from its owner under Treasury regulations § 301.7701-3, and are owned by an individual, enter the owner’s Social Security number. If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner’s employer identification number. See the chart below for further clarification of name and TIN combinations.

Social Security numbers (SSN’s) have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers (EIN’s) have nine digits separated by only one hyphen: i.e. 00-0000000.

The table below will help determine the number to give the requester.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

For this type of account:	Give Name and TIN of:	For this type of account:	Give Name and TIN of:

1. Individual	The individual	6. A valid trust, estate or pension trust	Legal entity(4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. Corporation or LLC electing corporate status on IRS Form 8832 8. Association, club, religious, charitable, educational or other tax-exempt organization	The corporation The organization

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	9. Partnership or multimember LLC	The partnership or LLC

4.   a. The usual revocable savings trust (grantor is also trustee)

     b.  The so-called trust account that is not a legal or valid trust under state law

5. Sole proprietorship or single owner LLC not described in 7

The grantor-trustee(1) The actual owner(1) The owner(3)

10.    A broker or registered nominee

11.   Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments

The broker or nominee The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your Social Security number or employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

How to Get a TIN

If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office. Get Form W-7 to apply for an individual taxpayer identification number or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS.

If you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number, sign and date the form (including the Certificate of Awaiting Taxpayer Identification Number), and give it to the requester.

Note: Writing “Applied For” means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

Exemption From Backup Withholding

Exempt Payee Code

Individuals (including sole proprietors and LLCs disregarded as entities separate from their individual owners) are NOT automatically exempt from backup withholding.

The following codes identify payees that are exempt from backup withholding:

1)	An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.
2)	The United States or any of its agencies or instrumentalities.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.
5)	A corporation.
6)	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.
7)	A futures commission merchant registered with the Commodity Futures Trading Commission.
8)	A real estate investment trust.
9)	An entity registered at all times during the tax year under the Investment Company Act of 1940.
10)	A common trust fund operated by a bank under section 584(a) of the Code.
11)	A financial institution (as defined for purposes of section 3406 of the Code).
12)	A middleman known in the investment community as a nominee or custodian.
13)	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

For broker transactions, persons listed in items 1-4 and 6-11, above, as well as all C corporations, are exempt from backup withholding.

Exemption from FATCA reporting code.

The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank.

Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Payments Exempt From Backup Withholding Dividends and patronage dividends that are generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under section 1441 of the Code.
•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
•	Payments of patronage dividends not paid in money.
•	Payments made by certain foreign organizations.
•	Payments made by an ESOP pursuant to section 404(k) of the Code.

Interest payments that are generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note, however, that such a payment may be subject to backup withholding if the amount of interest paid during a taxable year in the course of the payor’s trade or business is $600 or more, and you have not provided your correct taxpayer identification number or you have provided an incorrect taxpayer identification number to the payer.
•	Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).
•	Payments described in section 6049(b)(5) of the Code to nonresident aliens.
•	Payments on tax-free covenant bonds under section 1451 of the Code.
•	Payments made by certain foreign organizations.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, 6050N and 6050W of the Code, and the Treasury regulations thereunder.

If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct taxpayer identification number in Part 1, write “Exempt” in Part 2, and sign and date the form and return it to the requester.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

Privacy Act Notice.–Section 6109 of the Code requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold at the applicable rate on payments of taxable interest, dividends and certain other items to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1)           Failure to Furnish Taxpayer Identification Number.–If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50.00 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)           Civil Penalty for False Information With Respect to Withholding.–If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500.00 penalty.

(3)           Criminal Penalty for Falsifying Information.–Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE

RETAIL PROCESSING DEALER FORM

As described in the Statement, with respect to any Consents validly received and not validly revoked, and accepted from a beneficial owner with holdings in an aggregate principal amount of Securities less than or equal to $250,000, The Phoenix Companies, Inc. will pay, if applicable, any relevant Retail Processing Dealer (as defined in the Statement) a cash payment equal to the Retail Processing Fee. In order to be eligible to receive the Retail Processing Fee, a properly completed Consent must be received by the Information and Tabulation Agent on or prior to the Expiration Date, in accordance with the procedures for delivering Consents further described in the Consent and the Statement and must not have been validly revoked. We will, in our sole discretion, determine whether a broker has satisfied the criteria for receiving a Retail Processing Fee (including, without limitation, the submission of the appropriate documentation without defects or irregularities and in respect of bona fide Consents). Other than the foregoing, no fees or commissions have been or will be paid by us to any broker, dealer or other person in connection with this offer, with the exception of the Solicitation Agent and the Information and Tabulation Agent.

NAME AND ADDRESS OF BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR ANY OTHER ELIGIBLE RECIPIENT THAT SOLICITED INSTRUCTIONS TO SUBMIT

Name of Firm
(Please Print)

Attention of Individual at Firm
(Please Print)

Address: (Street)

(City, State/Province/Region and Zip/Postal Code)

(Country)

Telephone Number

If payment of the retail processing fee is to be made by wire transfer, include wire transfer instructions below:

Bank Name:	ABA#:

Account Name:	Account #:

Beneficial Owners tendering Securities

Beneficial Owners	Transaction Code Reference Number	Aggregate Principal Amount
Beneficial Owner #1
Beneficial Owner #2
Beneficial Owner #3
Beneficial Owner #4
Beneficial Owner #5

Attach additional list, if necessary and affix the list to this Retail Processing Dealer Form

Aggregate Retail Processing Dealer Fee:

* * * *

RETURN THIS RETAIL PROCESSING DEALER FORM TO THE INFORMATION AND TABULATION AGENT

The acceptance of compensation by such Retail Processing Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such processing; (b) it is entitled to such compensation for such processing under the terms and conditions of the Solicitation; (c) in processing a Consent, it has used no solicitation materials other than those furnished by The Phoenix Companies, Inc. in connection with the Solicitation and (d) if it is a foreign broker or dealer not eligible for membership in the Financial Institution Regulatory Authority (“FINRA”), it has agreed to conform to the FINRA’s Rules of Fair Practice in processing a Consent.

INSTRUCTIONS

(FORMING PART OF THE TERMS AND CONDITIONS OF THE CONSENT SOLICITATION)

1. Delivery of this Consent. Holders who wish to deliver a Consent to the Proposed Amendment should mail, hand deliver, send by overnight courier or send by facsimile or e-mail (confirmed by physical delivery) their properly completed and duly executed Consent and any other required documents to the Information and Tabulation Agent at its facsimile number, e-mail address or mailing address set forth above for receipt on or prior to the Expiration Date. The method of delivery of this Consent and all other required documents to the Information and Tabulation Agent is at the risk of the Holder, and the delivery will be deemed made only when actually received by the Information and Tabulation Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Consent should be sent to any person other than the Information and Tabulation Agent. Notwithstanding the foregoing, the Company reserves the right (but is not obligated) to accept any Consent received by it, the Trustee or the Solicitation Agent and by any other reasonable means or in any form that reasonably evidences the giving of Consent to the Proposed Amendment.

All Holders, by execution and delivery of this Consent or a facsimile hereof, waive any right to receive any notice of the acceptance of their Consent for the Solicitation.

2. Expiration Date. The Solicitation in respect of the Securities expires at 5:00 p.m., New York City time, on February 9, 2016, unless the Company, in its sole discretion, extends the Expiration Date. In the event the Company determines to extend the Expiration Date, it will notify the Information and Tabulation Agent in writing or orally (confirmed in writing) of any extension and will make a public announcement thereof, not later than 9:00 a.m., New York City time, on the first business day following the previously scheduled Expiration Date. The Company may extend the Solicitation on a daily basis or for such specified period of time as it may determine in its sole discretion. Failure by any Holder or beneficial owner of the Securities to be so notified or learn of such public announcement will not affect the extension of the Solicitation.

3. Questions Regarding Validity, Form, Legality, etc. All questions as to the form of documents and validity, eligibility (including time of receipt), conformity and regularity of and revocation of Consents will be determined by the Company, in its sole discretion, and its determination will be final and binding. The Company reserves the absolute right to reject any and all Consents that it determines are not in proper form or payment for which may, in the opinion of its counsel, be unlawful. The Company also reserves the absolute right in its sole discretion to waive any defect or irregularity in the Consent of any particular Holder, whether or not similar defects or irregularities are waived in the case of any other Holders. The Company’s interpretation of the terms and conditions of the Solicitation (including the instructions in the Consent) will be final and binding. None of the Trustee, the Information and Tabulation Agent, the Solicitation Agent, the Company or any other person will be under any duty to give notification of any defects or irregularities in Consents or will incur any liability for failure to give any such notification.

4. Holders Entitled to Consent. Only Holders, or their duly designated proxies, are eligible to Consent to the Proposed Amendment. Any beneficial owner whose Securities are registered in the name of a broker, dealer, commercial bank, trust company or other nominee who wishes to deliver a Consent with respect to the Securities so registered must contact such broker, dealer, commercial bank, trust company or other nominee, as the Holder of such Securities, and instruct the nominee to complete, execute and deliver the Consent on the beneficial owner’s behalf on or prior to the Expiration Date. A beneficial owner of an interest in the Securities held in the account of a DTC Participant who wishes to deliver a Consent must properly instruct such DTC Participant to cause this Consent to be validly completed, executed and delivered on behalf of such beneficial owner.

The delivery of a Consent will not affect a Holder’s right to sell or transfer any Securities, and a sale or transfer of any Securities after the Record Date will not have the effect of revoking any Consent properly given by the Holder of such Securities. Each properly executed and delivered Consent will be counted notwithstanding any sale or transfer of any Securities to which such Consent relates.

5. Signatures on this Consent. This Consent must be executed in the name of the Holder in the same manner as the name of such Holder appears in the appropriate records of the Company as of the Record Date. If this Consent is signed by a DTC Participant whose name is shown on a security position listing as the Holder of the Securities to which this Consent relates, the signature must correspond with the name shown on the security position listing as the owner of such Securities.

If any of the Securities with respect to which this Consent relates are held by two or more joint Holders, each such Holder must sign this Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to the Company of such person’s authority to so act. If Securities are held in different names, a separate Consent must be executed covering each name.

6. Revocation of Consent. Any Holder of Securities as of the Record Date that has granted a Consent may revoke such Consent, in whole or in part, by delivering written notice of revocation to the Information and Tabulation Agent on or prior to the earlier of the Expiration Date and the date the Company publicly announces the receipt by the Company of the Requisite Consents. To be effective, the written notice of revocation must be signed by the same Holder and in the same manner as the original Consent. Any revocation will apply to all Securities held by the Holder providing the revocation notice as to which a Consent was previously delivered, unless a lesser portion of such Securities as to which a Consent was previously delivered is expressly indicated in such notice of revocation. Holders who revoke their Consents will not be eligible to receive the Consent Fee as to the portion of the Securities for which a Consent was validly revoked, and any relevant Retail Processing Dealer will not be eligible to receive the Retail Processing Fee as to the portion of the Securities for which a Consent was validly revoked. A beneficial owner of Securities who is not the Holder of such Securities must instruct the Holder of such Securities to revoke any Consent already given with respect to such Securities. A valid revocation of a Consent by a Holder may be rescinded by the execution and delivery of a letter revoking the Consent containing the same identifying information set forth in the Consent or the delivery of a later dated Consent pursuant to the procedures described herein. The Company reserves the right to contest the validity of any revocation and all questions as to the validity of notices of revocation will be determined by the Company, in its sole determination, which will be final and binding. None of The Phoenix Companies, Inc., its subsidiaries and affiliates, the Solicitation Agent, the Trustee, the Information and Tabulation Agent, its transfer agent nor any other person will be under any duty to give notification of any defects or irregularities in any notice of revocation or incur any liability for failure to give any such notification.

7. Waiver of Conditions; Amendment of Terms; Termination. The Company reserves the right, subject to the terms set forth in the Statement, in its sole discretion: (i) to terminate or amend, waive or modify any of the terms of the Solicitation, including increasing the Consent Fee or Retail Processing Fee, or changing the Record Date, at any time on or prior to the Expiration Date and for any reason, by giving notice to the Solicitation Agent and the Information and Tabulation Agent; (ii) to extend the Solicitation for any reason; and (iii) not to extend the Solicitation beyond the original Expiration Date or any date to which the Solicitation has been previously extended.

If the Company, in its sole determination, makes a material change in the terms of the Solicitation or in the information concerning the Solicitation or if it waives a material condition to the Solicitation, or terminates the Solicitation prior to the Expiration Date, it will disclose such change or waiver in a public announcement and, if required by applicable law, disseminate additional solicitation materials. However, if a Specified Material Event occurs, the Company will notify the Information and Tabulation Agent and the Solicitation Agent of such Specified Material Event (as defined in the Statement) and, thereafter, disseminate additional solicitation materials such that Holders will be given an opportunity to change their previously delivered Consent and deliver a new Consent in connection with such Specified Material Event.

8. Requests for Assistance or Additional Copies.

Any questions or requests for assistance in filling out and delivering the Consent or for additional copies of the Statement or the Consent and other related documents may be directed to the Information and Tabulation Agent at its address, telephone number or e-mail address set forth on the back cover of the Statement or the front page of the Consent. A Holder (or a beneficial owner that is not a Holder) may also contact the Solicitation Agent at its telephone number set forth on the back cover of the Statement or its broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Solicitation.

9. Transfer Taxes. The Company will not pay or cause to be paid any transfer taxes with respect to the Solicitation.

10. Withholding Tax; Internal Revenue Service Forms. To avoid the application of 28% backup withholding on any payments made to Consenting Holders (or other payees), each Consenting Holder (or other payee) should complete and provide to the Information and Tabulation Agent Internal Revenue Service (“IRS”) Form W-9, in the case of a Holder that is a U.S. Person (as defined below) (a “U.S. Holder”), or an IRS Form W- 8BEN or other appropriate IRS Form W-8, in the case of a Holder that is not a U.S. Person (a “Non-U.S. Holder”). For purposes of IRS Form W-9, a U.S. Person is an individual who is a U.S. citizen or U.S. resident alien, a partnership, corporation or association created or organized in the United States or under the laws of the United States, or any state thereof or the District of Columbia, an estate the income of which is subject to U.S. federal income tax regardless of its source, or a trust if a U.S. court is able to exercise primary supervision over the trust and U.S. Persons have authority to control all substantial decisions of the trust. U.S. Holders may obtain an IRS Form W-9 and instructions from the Information and Tabulation Agent or from the IRS’s website (http://www.irs.gov).

Each U.S. Holder, when completing an IRS Form W-9, is required to provide the U.S. Holder’s correct taxpayer identification number (“TIN”) (generally the U.S. Holder’s Social Security or Employer Identification Number), along with certain other information, and to certify under penalties of perjury that the U.S. Holder is a U.S. Person, that such TIN is correct (or that such U.S. Holder is awaiting a TIN) and that the U.S. Holder is not subject to backup withholding. Alternatively, a U.S. Holder can prevent backup withholding by providing a basis for exemption from backup withholding. Failure to provide the correct information on IRS Form W-9 or an adequate basis for an exemption from the obligation to provide such information may subject the tendering U.S. Holder to a $50 penalty imposed by the IRS and backup withholding at a rate of 28% of the gross proceeds paid pursuant to the Statement. If withholding results in an overpayment of taxes, a refund or credit may be obtained, provided that the required information is timely furnished to the IRS.

Non-U.S. Holders should not complete IRS Form W-9. Instead, each Non-U.S. Holder should complete an IRS Form W-8BEN (or other appropriate type of IRS Form W-8). In the case of Non-U.S. Holders for which IRS Form W-8BEN is the appropriate form, IRS Form W-8BEN requires a Non-U.S. Holder to provide such Non-U.S. Holder’s name and address, along with certain other information, and to certify, under penalties of perjury, that such Non-U.S. Holder is not a U.S. Person. Non-U.S. Holders may obtain an IRS Form W-8BEN and instructions (or other appropriate IRS Form W-8) from the Information or Tabulation Agent or from the IRS’s website (http://www.irs.gov).

Failure to include a properly completed Form W-9 or IRS Form W-8 may result in the application of U.S. backup withholding.

A Consent Fee paid to a Non-U.S. Holder will be subject to 30% U.S. federal withholding tax unless the Non-U.S. Holder provides a properly executed IRS Form W-8BEN claiming a reduction of or exemption from such withholding tax under the “business profits,” “other income” or similar article of a U.S. income tax treaty or provides a properly executed IRS Form W-8ECI claiming that the Consent Fee is effectively connected with the conduct of a trade or business in the United States. In addition, payments attributable to accrued but unpaid stated interest made to a Non-U.S. Holder will be subject to 30% U.S. federal withholding tax unless the Non-U.S. Holder provides proper certification on an applicable IRS Form W-8. Please see “Certain U.S. Federal Income Tax Consequences” in the accompanying Statement.